UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

1 International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2018

Annual Report

to Shareholders

DWS Enhanced Commodity Strategy Fund

(formerly Deutsche Enhanced Commodity Strategy Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Consolidated Portfolio Summary
15	Consolidated Investment Portfolio
45	Consolidated Statement of Assets and Liabilities
47	Consolidated Statement of Operations
48	Consolidated Statements of Changes in Net Assets
49	Consolidated Financial Highlights

55	Notes to Consolidated Financial Statements
76	Report of Independent Registered Public Accounting Firm
78	Information About Your Fund’s Expenses
79	Tax Information
80	Advisory Agreement Board Considerations and Fee Evaluation
85	Board Members and Officers
90	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund invests in commodity-linked derivatives which may subject the Fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the Fund’s performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. A counterparty with whom the Fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the Fund. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Enhanced Commodity Strategy Fund

Letter to Shareholders

Dear Shareholder:

As you know, we as Deutsche Asset Management adopted our existing European brand, DWS, globally, earlier this year. In connection with that change, “DWS” will now replace “Deutsche” in most of our open-end mutual fund names, including share classes for certain money market funds which previously included the “Deutsche” in their names.

Building on more than 60 years of experience and a reputation for excellence in Germany and across Europe, DWS is known for the values that we see as core elements to our investors’ success: Excellence, Entrepreneurship, Sustainability and Integrity. We aim to demonstrate these qualities in all that we do.

Please remember that, as part of this name change, our website also has a new address: DWS.com. For your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. As always, we invite you to visit us online frequently to access the most current insights from our CIO, economists and investment specialists.

Thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions for many years to come.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Enhanced Commodity Strategy Fund	|	3

Portfolio Management Review

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Strategy

Under normal circumstances, the Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income investments. The Fund invests in commodity-linked derivative instruments (a contract whose value is based on a particular commodity), such as commodity-linked swap contracts, commodity-linked structured notes, options and futures contracts, to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. Physical commodities are assets that have tangible properties, such as gas, heating oil, industrial and other precious metals, livestock or agricultural products.

With respect to the Fund’s fixed-income investments, portfolio management uses a relative value style to seek to construct a diversified portfolio of fixed-income securities. Management normally targets a dollar-weighted average portfolio duration of three years or less. Please see the Fund’s prospectus for a complete description of the commodity-linked derivative and other securities in which the Fund invests, including a variety of fixed-income securities.

The Fund’s Class A shares returned 7.87% during the 12-month period ended June 30, 2018, which compared with a return of 7.35% for the Bloomberg Commodity Index. The Fund outperformed both the benchmark and its Morningstar peer group, Commodities Broad Basket Funds, in the three-, five- and 10-year periods ended June 30, 2018.

The past 12 months brought strong, steady gains for the commodity market, with a reasonably low degree of volatility and only one meaningful sell-off, in early February. Commodities were boosted by a revival in global growth and the concurrent increase in demand for raw materials. U.S. gross domestic product growth came in above expectations, with both consumer and business sentiment gaining a boost from the tax cuts passed in December 2017. The world economy also accelerated, with

4	|	DWS Enhanced Commodity Strategy Fund

strengthening data from Europe, Japan and the emerging markets fueling expectations for synchronized global growth through the middle part of the reporting period. Perhaps most important, the improving outlook for China’s economy helped provide a robust underpinning for demand.

Crude oil led the way among individual commodities and was the key driver of the gain for the Fund’s benchmark. The price of West Texas Intermediate Crude Oil rallied from $40.04 a barrel to $74.15 over the 12-month period (based on the front-month contract), reflecting the combination of rising demand and supply discipline by both the Organization of Petroleum Exporting Countries (OPEC) and private energy companies. Base metals also rose in value thanks to continued demand from China and strong economic activity worldwide, while gold finished virtually unchanged. On the other end of the spectrum, agricultural commodities lagged the broader category by a sizable margin amid higher-than-expected supply.

“…we	believe our active, multi-faceted strategy is well-suited to manage both near-term volatility and capitalize on the potential for longer-term strength in commodity prices.”

Fund Performance

The Fund modestly outperformed the Bloomberg Commodity Index. We use an active, risk-managed strategy designed to cushion the impact of large market sell-offs. Although this risk-conscious approach added significant value through the downturn that occurred in the middle part of the decade, it hampered relative performance somewhat in the rally of the past 12 months. The Fund’s five key strategies performed as follows:

Roll Enhancement Strategy: This strategy — which seeks to optimize returns by purchasing futures contracts of varying maturities based on their relative attractiveness, rather than simply investing in front-month contracts — made a positive contribution to returns. Our decision to invest in longer-dated contracts at various points enabled the Fund to benefit from both their higher returns and lower volatility versus near-term contracts.

DWS Enhanced Commodity Strategy Fund	|	5

Relative Value Strategy: Here, we actively overweight or underweight the most liquid commodities depending on how “cheap” or “expensive” each appears from a quantitative perspective. This portion of our strategy is based on the principle that commodity prices tend to “mean revert” over time. If the short-term, one-year moving average price of a commodity is above its long-term, five-year moving average price, we may underweight the commodity; if the short-term moving average price is below the long-term moving average price, we may overweight the commodity.

The Relative Value Strategy contributed to the Fund’s 12-month results. We maintained overweights in crude oil and heating oil throughout the year, which provided increased exposure to the strongest-performing segment of the commodity complex. We funded this overweight through an underweight in base metals, which was an additional positive given that metals lagged the broad-based index. Conversely, we lost some ground through the underperformance of the agricultural components of the strategy.

Tactical Strategy: This aspect of the Fund’s approach allows us to shift effective exposure to the broader commodity market from a low of 50% to a high of 100%. Quantitative momentum models determine the investment level of the portfolio. When the momentum trend in the market is stable or rising, we may maintain or increase the Fund’s overall exposure to commodities. When the momentum trend is negative and falling, we may reduce exposure.

This aspect of our approach was a minor detractor. Although it helped dampen the impact of softer market performance in late 2017 and the brief downdraft of February 2018, we averaged less than 100% exposure overall. Given the strong performance for the index, this prevented the Fund from gaining the full benefit from the rally in commodity prices. With that said, the Tactical Strategy has been instrumental to the Fund’s longer-term outperformance by helping to dampen downside risk.

The Fund also takes opportunistic positions in an effort to capitalize on market volatility, which detracted from performance. Among specific positions, the primary detractor was a derivatives strategy designed to collect premium if the price of oil remained in a specified range. On the plus side, we added value by capitalizing on relative movements between crude oil and gasoline during the Gulf Coast hurricanes. In addition, we

6	|	DWS Enhanced Commodity Strategy Fund

took advantage of short-term price dislocations between copper and aluminum, and between gold and base metals. While this aspect of our approach is a less important driver of return than the three main strategies, we believe it represents a way to capitalize on short-term market volatility.

Fixed-Income Strategy: The Fund achieves exposure to commodities using commodity-linked derivative instruments, and the remainder of its assets is invested in a fixed-income portfolio. We emphasize short-dated, higher-quality bonds to manage volatility and interest-rate risk, but we also take on a modest degree of credit risk to capture excess yield over U.S. Treasury bills. This approach has worked well and added meaningful value over time, but it proved to be a headwind in the past 12 months given that most segments of the credit sectors lost ground and trailed Treasury bills.

Outlook and Fund Positioning

Uncertainty about U.S. trade policy played a key role in market sentiment late in the period. Free trade is generally seen as being a tailwind for the global economy, so the possibility of increased tariffs raised concerns that the virtuous cycle of global growth could be interrupted. We think these issues largely represent a source of short-term volatility rather than a longer-term impediment to the world economy, as we expect the U.S. rhetoric on trade may prove to be a negotiating tactic instead of a more meaningful, lasting policy shift. Ongoing trade headlines could remain a source of volatility as we approach the November elections, but we also believe the market remains well supported by the combination of positive global growth and continued supply discipline by producers. With this as the backdrop, we believe our active, multi-faceted strategy is well-suited to manage both near-term volatility and capitalize on the potential for longer-term strength in commodity prices.

DWS Enhanced Commodity Strategy Fund	|	7

Portfolio Management Team

Darwei Kung, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2010.

–	Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

–	Portfolio Manager: New York.

–	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Sonali Kapoor, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2013 with three years of industry experience. Prior to joining, served in Foreign Exchange Sales covering Institutional Clients at BNP Paribas. Prior to that, provided Fixed Income Coverage and Execution to Energy, Utility and Real Estate Companies in the Debt Capital Markets Group at UBS Securities. Started her career in Mathematical Modeling and Quantitative Analysis of Cash CLOs in the Credit Structuring Group at UBS Securities.

–	Portfolio Analyst for Fixed Income, Multi-Asset and Commodities: New York.

–	BS in Electrical and Computer Engineering, Carnegie Mellon University; MS in Computational Finance, Carnegie Mellon University.

Rick Smith, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.

–	Senior Portfolio Manager: New York.

–	BA in Economics, Vassar College; MBA in Finance, Vanderbilt University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	|	DWS Enhanced Commodity Strategy Fund

Terms to Know

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management; for non-hedging purposes to seek to enhance potential gains, or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

A swap is an exchange of cash flows that are dependent on the price of an underlying commodity.

A structured note is a hybrid security whose return typically tracks the performance of an underlying debt obligation and a derivative that is embedded within it.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.

The unmanaged Bloomberg Commodity Index tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index. The average annual returns for the index in the one-, three-, five and 10-year periods ended 6/30/18 were 7.35%, –4.54%, –6.40% and –9.04%, respectively.

The Morningstar Commodities Broad Basket Funds category consists of Funds that invest in a diversified basket of commodity goods, including but not limited to, grains, minerals, metals, livestock, cotton, oils, sugar, coffee and cocoa. These Funds may invest directly in physical assets or commodity-linked derivative instruments, such as commodity swap agreements. The average category returns for the one-, three-, five and 10-year periods ended 6/30/18 were 11.76%, –2.29%, –5.67%, –9.13%, respectively.

A front-month contract is the futures contract with an expiration date closest to the current date.

The Organization of Petroleum Exporting Countries (OPEC) is a group consisting of 12 of the world’s major oil-exporting nations.

Overweight means the Fund holds a higher weighting in a given sector, security, or commodity than the benchmark. Underweight means the Fund holds a lower weighting.

Mean reversion is a theory that prices and returns eventually move back toward the mean, or average.

Momentum is the rate of acceleration or deceleration of a security’s price.

Interest rate risk is the risk that changes in interest rates (in the U.S. or other world markets) may reduce (or increase) the market value of a bond.

Credit quality is a measure of a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Yield (or current yield) is the income generated by an investment divided by its current price.

DWS Enhanced Commodity Strategy Fund	|	9

Performance Summary	June 30, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/18
Unadjusted for Sales Charge	7.87%	–2.79%	–7.20%
Adjusted for the Maximum Sales Charge (max 5.75% load)	1.67%	–3.93%	–7.75%
Bloomberg Commodity Index†	7.35%	–6.40%	–9.04%

Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/18
Unadjusted for Sales Charge	7.95%	–2.81%	–7.23%
Adjusted for the Maximum Sales Charge (max 2.50% load)	5.25%	–3.30%	–7.46%
Bloomberg Commodity Index†	7.35%	–6.40%	–9.04%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/18
Unadjusted for Sales Charge	7.14%	–3.52%	–7.90%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	7.14%	–3.52%	–7.90%
Bloomberg Commodity Index†	7.35%	–6.40%	–9.04%

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 6/30/18
No Sales Charges		8.36%	1.36%
Bloomberg Commodity Index†		7.35%	2.14%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/18
No Sales Charges	8.08%	–2.58%	–7.02%
Bloomberg Commodity Index†	7.35%	–6.40%	–9.04%

10	|	DWS Enhanced Commodity Strategy Fund

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/18
No Sales Charges	8.31%	–2.46%	–6.89%
Bloomberg Commodity Index†	7.35%	–6.40%	–9.04%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2017 are 1.47%, 1.57%, 2.21%, 1.09%, 1.24% and 1.18% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of Deutsche Enhanced Commodity Strategy Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS Enhanced Commodity Strategy Fund	|	11

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on June 1, 2016.

†	The Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Net Asset Value
6/30/18	$11.71	$11.72	$10.50	$11.89	$11.86	$11.90
6/30/17	$10.88	$10.88	$9.80	$11.04	$11.02	$11.05
Distribution Information as of 6/30/18
Twelve Months: Income Dividends	$.0257	$.0246	$—	$.0710	$.0498	$.0670

12	|	DWS Enhanced Commodity Strategy Fund

Consolidated Portfolio Summary	(Unaudited)

The Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments.

Commodity-Linked Investments

Commodity Sector Allocation (Commodity Exposure from Commodity-Linked Derivative Instruments as a % of Net Assets)	6/30/18	6/30/17
Energy	38%	20%
Agriculture	26%	14%
Precious Metals	13%	8%
Industrial	12%	6%
Livestock	6%	3%
	95%	51%

Fixed-Income Investments

Asset Allocation (As a % of Investment Portfolio excluding Options Purchased)	6/30/18	6/30/17
Government & Agency Obligations	47%	52%
Corporate Bonds	25%	25%
Cash Equivalents	11%	4%
Asset-Backed	9%	9%
Short-Term U.S. Treasury Obligations	3%	1%
Commercial Mortgage-Backed Securities	2%	2%
Loan Participations and Assignments	1%	1%
Collateralized Mortgage Obligations	1%	2%
Mortgage-Backed Securities Pass-Throughs	1%	4%
	100%	100%

Quality (Excludes Cash Equivalents)	6/30/18	6/30/17
AAA	68%	67%
AA	7%	5%
A	10%	11%
BBB	11%	12%
Below BBB	4%	5%
Not Rated	0%	0%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

DWS Enhanced Commodity Strategy Fund	|	13

Interest Rate Sensitivity	6/30/18	6/30/17
Effective Maturity	1.6 years	1.9 years
Effective Duration	0.6 years	0.9 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s consolidated investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 90 for contact information.

14	|	DWS Enhanced Commodity Strategy Fund

Consolidated Investment Portfolio	as of June 30, 2018

	Principal Amount ($)	Value ($)
Corporate Bonds 24.8%
Consumer Discretionary 3.8%
American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	2,618,000	2,686,723
BMW U.S. Capital LLC:
144A, 1.5%, 4/11/2019	2,440,000	2,421,052
144A, 2.7%, 4/6/2022	8,400,000	8,149,198
Charter Communications Operating LLC, 3.579%, 7/23/2020	1,240,000	1,238,425
CSC Holdings LLC, 8.625%, 2/15/2019	2,500,000	2,571,875
D.R. Horton, Inc., 2.55%, 12/1/2020	2,755,000	2,700,142
Daimler Finance North America LLC:
144A, 1.5%, 7/5/2019	5,770,000	5,685,991
144A, 2.0%, 8/3/2018	550,000	549,722
144A, 2.2%, 5/5/2020	2,110,000	2,069,427
144A, 3.35%, 5/4/2021	5,958,000	5,934,861
Discovery Communications LLC, 2.2%, 9/20/2019	1,935,000	1,913,809
DISH DBS Corp., 7.875%, 9/1/2019	2,700,000	2,801,250
Ford Motor Credit Co., LLC:
2.021%, 5/3/2019	3,430,000	3,401,600
2.262%, 3/28/2019	4,000,000	3,978,488
2.343%, 11/2/2020	4,000,000	3,895,197
2.375%, 3/12/2019	4,000,000	3,984,452
2.425%, 6/12/2020	3,750,000	3,675,826
General Motors Co., 3-month USD-LIBOR + 0.800%, 3.163%*, 8/7/2020	4,665,000	4,680,549
General Motors Financial Co., Inc.:
3.2%, 7/13/2020	4,000,000	3,981,136
3-month USD-LIBOR + 0.990%, 3.311%*, 1/5/2023	7,000,000	7,022,876
3.7%, 11/24/2020	4,000,000	4,021,777
Harley-Davidson Financial Services, Inc., 144A, 2.25%, 1/15/2019	3,615,000	3,605,167
Hyundai Capital America:
144A, 1.75%, 9/27/2019	3,500,000	3,432,030
144A, 2.0%, 7/1/2019	3,360,000	3,316,277
144A, 3-month USD-LIBOR + 0.940%, 3.261%*, 7/8/2021	5,000,000	5,002,400
144A, 3.45%, 3/12/2021	3,333,000	3,306,839
Hyundai Capital Services, Inc., 144A, 2.625%, 9/29/2020	4,000,000	3,913,520
Newell Brands, Inc.:
2.6%, 3/29/2019	939,000	935,697
3.15%, 4/1/2021	3,000,000	2,972,160

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	15

	Principal Amount ($)	Value ($)
Nissan Motor Acceptance Corp.:
144A, 2.0%, 3/8/2019	4,840,000	4,813,898
144A, 2.15%, 7/13/2020	4,860,000	4,741,321
PACCAR Financial Corp., 3-month USD-LIBOR + 0.260%, 2.613%*, 5/10/2021	11,816,000	11,815,714
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021	90,000	89,100
Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	3,020,000	2,968,192
TRI Pointe Group, Inc., 4.875%, 7/1/2021	1,695,000	1,705,594

		129,982,285

Consumer Staples 1.2%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/1/2021	7,725,000	7,618,529
BAT Capital Corp., 144A, 2.764%, 8/15/2022	7,890,000	7,565,688
General Mills, Inc., 3-month USD-LIBOR + 0.540%, 2.893%*, 4/16/2021	1,418,000	1,420,107
Kraft Heinz Foods Co.:
2.8%, 7/2/2020	3,945,000	3,916,758
3.5%, 7/15/2022	4,000,000	3,953,507
Maple Escrow Subsidiary, Inc., 144A, 3.551%, 5/25/2021	6,708,000	6,713,925
MARB BondCo PLC, 144A, 6.875%, 1/19/2025	3,000,000	2,850,000
Natura Cosmeticos SA, 144A, 5.375%, 2/1/2023	3,625,000	3,475,505
Tyson Foods, Inc., 2.65%, 8/15/2019	5,380,000	5,358,433

		42,872,452

Energy 1.7%
Andeavor Logistics LP, 3.5%, 12/1/2022	605,000	591,132
Buckeye Partners LP, 4.15%, 7/1/2023	2,010,000	1,986,412
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (a)	3,500,000	3,543,750
Delek & Avner Tamar Bond Ltd., 144A, 3.839%, 12/30/2018	2,400,000	2,395,008
Enbridge, Inc., 2.9%, 7/15/2022	2,395,000	2,326,219
Energy Transfer Equity LP, 4.25%, 3/15/2023	1,170,000	1,129,062
Energy Transfer Partners LP, 4.15%, 10/1/2020	3,920,000	3,964,748
EQT Corp., 2.5%, 10/1/2020	7,715,000	7,538,166
MarkWest Energy Partners LP, 4.875%, 6/1/2025	3,500,000	3,478,022
Pertamina Persero PT, 144A, 5.25%, 5/23/2021	5,000,000	5,156,245
Petrobras Global Finance BV, 6.125%, 1/17/2022	372,000	378,324
Petroleos Mexicanos:
5.375%, 3/13/2022	857,000	878,854
6.375%, 2/4/2021	3,000,000	3,157,500
Precision Drilling Corp., 6.5%, 12/15/2021	1,618,559	1,652,953
Range Resources Corp., 5.0%, 8/15/2022	2,800,000	2,772,000
Shelf Drilling Holdings Ltd., 144A, 8.25%, 2/15/2025	4,000,000	4,030,000
Southwestern Energy Co., 4.1%, 3/15/2022	2,800,000	2,674,000
SRC Energy, Inc., 144A, 6.25%, 12/1/2025	2,480,000	2,476,900
Sunoco LP, 144A, 4.875%, 1/15/2023	1,220,000	1,171,200

The accompanying notes are an integral part of the consolidated financial statements.

16	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
Tecpetrol SA, 144A, 4.875%, 12/12/2022	2,500,000	2,305,500
Transocean Guardian Ltd., 144A, 5.875%, GTY: Multiple, 1/15/2024 (b)	475,000	473,219
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022	2,000,000	2,030,000
Whiting Petroleum Corp., 5.75%, 3/15/2021 (a)	3,000,000	3,065,910

		59,175,124

Financials 13.4%
ABN AMRO Bank NV:
144A, 2.1%, 1/18/2019	13,000,000	12,952,680
144A, 2.45%, 6/4/2020	3,581,000	3,522,977
AerCap Ireland Capital DAC, 3.95%, 2/1/2022	3,485,000	3,464,440
AIG Global Funding, 144A, 1.9%, 10/6/2021	6,600,000	6,293,034
Air Lease Corp., 2.125%, 1/15/2020	4,070,000	3,994,792
Akbank Turk AS, 144A, 4.0%, 1/24/2020	3,000,000	2,902,500
Ares Capital Corp.:
3.5%, 2/10/2023	8,000,000	7,625,207
4.875%, 11/30/2018	7,500,000	7,553,579
Australia & New Zealand Banking Group Ltd., 2.7%, 11/16/2020	6,000,000	5,921,560
AXA Equitable Holdings, Inc., 144A, 3.9%, 4/20/2023	14,680,000	14,564,356
Banco BTG Pactual SA, 144A, 5.5%, 1/31/2023	1,365,000	1,269,464
Banco del Estado de Chile, 144A, 2.668%, 1/8/2021	1,640,000	1,594,900
Banco do Brasil SA, 144A, 4.875%, 4/19/2023	2,425,000	2,321,938
Banco Hipotecario SA, 144A, 9.75%, 11/30/2020	2,000,000	2,062,640
Banco Nacional de Costa Rica, 144A, 4.875%, 11/1/2018	3,000,000	3,000,000
Banco Santander SA, 3.125%, 2/23/2023	7,600,000	7,211,716
Bank of America Corp.:
2.625%, 4/19/2021	8,000,000	7,859,020
3.499%, 5/17/2022	5,000,000	4,998,283
Banque Federative du Credit Mutuel SA:
144A, 2.5%, 10/29/2018	10,000,000	9,996,272
144A, 2.75%, 1/22/2019	7,500,000	7,496,782
BPCE SA:
2.75%, 12/2/2021	6,000,000	5,826,600
144A, 3.0%, 5/22/2022	1,500,000	1,448,789
Capital One Bank U.S.A. NA, 2.25%, 2/13/2019	590,000	587,681
Capital One Financial Corp., 2.5%, 5/12/2020	4,445,000	4,381,964
CBQ Finance Ltd., 144A, 7.5%, 11/18/2019	3,000,000	3,127,500
Citibank NA, 2.85%, 2/12/2021	8,000,000	7,913,729
Citigroup, Inc.:
2.05%, 12/7/2018	3,714,000	3,706,884
2.05%, 6/7/2019	10,000,000	9,919,876

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	17

	Principal Amount ($)	Value ($)
Citizens Bank NA:
2.2%, 5/26/2020	3,045,000	2,980,938
2.5%, 3/14/2019	4,000,000	3,990,926
Compass Bank, 3-month USD-LIBOR + 0.730%, 3.057%*, 6/11/2021	14,000,000	13,993,994
Corp. Financiera de Desarrollo SA, 144A, 3.25%, 7/15/2019	3,000,000	2,989,500
Credit Agricole SA, 144A, 3.375%, 1/10/2022	10,000,000	9,790,506
Credit Suisse Group AG, 144A, 3.574%, 1/9/2023	5,000,000	4,897,658
Discover Bank, 3.35%, 2/6/2023	3,085,000	3,006,324
FS Investment Corp., 4.25%, 1/15/2020	5,250,000	5,261,140
Global Bank Corp., 144A, 4.5%, 10/20/2021	5,125,000	4,989,187
HSBC Holdings PLC:
3-month USD-LIBOR + 0.600%, 2.926%*, 5/18/2021	4,111,000	4,116,990
2.95%, 5/25/2021	10,000,000	9,845,291
HSBC U.S.A., Inc., 2.75%, 8/7/2020	2,000,000	1,981,598
Huarong Finance 2017 Co., Ltd., REG S, 3.375%, 1/24/2020	3,500,000	3,466,767
Huntington National Bank, 3.25%, 5/14/2021	6,000,000	5,985,910
ICICI Bank Ltd., 144A, 3.5%, 3/18/2020	3,000,000	2,981,202
ING Bank NV, 144A, 2.3%, 3/22/2019	6,120,000	6,096,435
ING Groep NV, 3.15%, 3/29/2022	1,580,000	1,550,350
Intercontinental Exchange, Inc., 2.5%, 10/15/2018	790,000	789,992
Intesa Sanpaolo SpA, 144A, 3.125%, 7/14/2022	4,455,000	4,111,917
JPMorgan Chase & Co.:
2.35%, 1/28/2019	7,000,000	6,988,911
3-month USD-LIBOR + 0.610%, 2.945%*, 6/18/2022	6,000,000	5,997,840
Lloyds Bank PLC:
2.05%, 1/22/2019	12,000,000	11,965,114
2.3%, 11/27/2018	750,000	749,083
Macquarie Bank Ltd.:
144A, 2.35%, 1/15/2019	8,000,000	7,980,223
144A, 2.85%, 1/15/2021	6,000,000	5,909,162
Macquarie Group Ltd., 144A, 3.0%, 12/3/2018	8,000,000	8,007,725
Metropolitan Life Global Funding I, 144A, 3-month USD-LIBOR + 0.400%, 2.726%*, 6/12/2020	3,820,000	3,839,005
Morgan Stanley:
2.45%, 2/1/2019	4,285,000	4,277,735
Series F, 5.625%, 9/23/2019	6,000,000	6,182,726
National Australia Bank Ltd., 2.0%, 1/14/2019	12,000,000	11,954,831
National Savings Bank, 144A, 8.875%, 9/18/2018	2,500,000	2,507,250
Natwest Markets PLC, 5.625%, 8/24/2020	5,000,000	5,210,237
Nordea Bank AB, 144A, 1.625%, 9/30/2019	3,030,000	2,978,429
Principal Life Global Funding II, 144A, 1.5%, 4/18/2019	2,415,000	2,391,670
Regions Financial Corp., 3.2%, 2/8/2021	11,007,000	10,950,003

The accompanying notes are an integral part of the consolidated financial statements.

18	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
Santander Holdings U.S.A., Inc.:
2.7%, 5/24/2019	1,167,000	1,163,484
3.4%, 1/18/2023	6,150,000	5,937,916
Santander UK PLC, 2.125%, 11/3/2020	6,545,000	6,353,804
Skandinaviska Enskilda Banken AB, 144A, 3-month USD-LIBOR + 0.430%, 2.751%*, 5/17/2021	10,000,000	9,991,090
Standard Chartered PLC, 144A, 2.25%, 4/17/2020	6,000,000	5,869,644
Sumitomo Mitsui Banking Corp.:
2.05%, 1/18/2019	7,750,000	7,719,752
2.5%, 7/19/2018	2,470,000	2,470,029
Suncorp-Metway Ltd.:
144A, 2.1%, 5/3/2019	2,615,000	2,596,826
144A, 2.375%, 11/9/2020	7,000,000	6,828,962
Svenska Handelsbanken AB, 3-month USD-LIBOR + 0.470%, 2.8%*, 5/24/2021	10,000,000	10,002,200
Synchrony Bank:
3.0%, 6/15/2022	9,310,000	8,965,442
3.65%, 5/24/2021	4,234,000	4,236,454
Synchrony Financial, 3.0%, 8/15/2019	4,000,000	3,991,507
TC Ziraat Bankasi AS, 144A, 5.125%, 5/3/2022	5,000,000	4,626,040
The Goldman Sachs & Co., 3.2%, 6/5/2020	1,880,000	1,885,472
The Goldman Sachs Group, Inc., 2.0%, 4/25/2019	5,450,000	5,412,302
The Huntington National Bank, 2.2%, 11/6/2018	5,570,000	5,562,511
Toronto-Dominion Bank, 144A, 1.95%, 4/2/2020	10,000,000	9,836,401
Turkiye Halk Bankasi AS, 144A, 4.75%, 6/4/2019	3,000,000	2,834,064
Turkiye Vakiflar Bankasi Tao, 144A, 5.0%, 10/31/2018	1,000,000	993,140
Westpac Banking Corp., 1.6%, 8/19/2019	9,525,000	9,390,621
Woori Bank Co., Ltd., 144A, 2.875%, 10/2/2018	3,000,000	2,998,560

		463,901,953

Health Care 0.7%
Bayer U.S. Finance II LLC, 144A, 3-month USD-LIBOR + 0.630%, 2.965%*, 6/25/2021	5,500,000	5,507,726
Becton, Dickinson & Co.:
2.133%, 6/6/2019	4,000,000	3,980,465
3-month USD-LIBOR + 0.875%, 3.211%*, 12/29/2020	2,830,000	2,834,623
CVS Health Corp., 3.125%, 3/9/2020	6,778,000	6,769,245
Mylan NV, 3.15%, 6/15/2021	2,500,000	2,472,550
Teva Pharmaceutical Finance Netherlands III BV, 1.7%, 7/19/2019	3,670,000	3,582,759

		25,147,368

Industrials 0.6%
Atento Luxco 1 SA, 144A, 6.125%, 8/10/2022	1,940,000	1,862,400
CNH Industrial Capital LLC, 3.875%, 10/15/2021	2,510,000	2,497,450

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	19

	Principal Amount ($)	Value ($)
Delta Air Lines, Inc., 3.4%, 4/19/2021	3,636,000	3,619,627
Fortive Corp., 1.8%, 6/15/2019	970,000	959,269
Harris Corp., 2.7%, 4/27/2020	570,000	564,953
John Deere Capital Corp., 1.95%, 1/8/2019	5,455,000	5,438,417
Park Aerospace Holdings Ltd., 144A, 4.5%, 3/15/2023	2,450,000	2,327,010
Spirit AeroSystems, Inc., 3-month USD-LIBOR + 0.800%, 3.118%*, 6/15/2021	4,390,000	4,397,937

		21,667,063

Information Technology 1.0%
Broadcom Corp., 2.375%, 1/15/2020	5,000,000	4,934,850
Dell International LLC:
144A, 3.48%, 6/1/2019	6,620,000	6,636,668
144A, 5.875%, 6/15/2021	685,000	694,331
Fidelity National Information Services, Inc., 2.25%, 8/15/2021	4,545,000	4,376,191
Hewlett Packard Enterprise Co., 2.85%, 10/5/2018	3,940,000	3,945,719
Microchip Technology, Inc., 144A, 3.922%, 6/1/2021	4,353,000	4,360,229
Seagate HDD Cayman:
3.75%, 11/15/2018	500,000	501,270
4.25%, 3/1/2022	1,250,000	1,233,074
Tencent Holdings Ltd., 144A, 3-month USD-LIBOR + 0.605%, 2.96%*, 1/19/2023	1,650,000	1,647,435
VMware, Inc., 2.95%, 8/21/2022	4,800,000	4,606,182

		32,935,949

Materials 0.7%
Ak Steel Corp., 7.625%, 10/1/2021	3,000,000	3,059,100
AngloGold Ashanti Holdings PLC, 5.375%, 4/15/2020	5,000,000	5,094,750
CF Industries, Inc., 144A, 3.4%, 12/1/2021	680,000	668,335
Chemours Co., 6.625%, 5/15/2023	2,069,000	2,169,864
Hudbay Minerals, Inc., 144A, 7.25%, 1/15/2023	300,000	309,000
NOVA Chemicals Corp., 144A, 4.875%, 6/1/2024	1,510,000	1,434,500
OCI NV, 144A, 6.625%, 4/15/2023	1,227,000	1,246,264
Syngenta Finance NV, 144A, 3.698%, 4/24/2020	2,571,000	2,561,665
The Mosaic Co., 3.25%, 11/15/2022	4,190,000	4,070,160
The Sherwin-Williams Co., 2.25%, 5/15/2020	3,155,000	3,102,587

		23,716,225

Real Estate 1.0%
Equinix, Inc., (REIT), 5.375%, 1/1/2022	2,700,000	2,781,000
Iron Mountain, Inc., 144A, (REIT), 4.375%, 6/1/2021	455,000	454,290
Qatari Diar Finance Co., 144A, 5.0%, 7/21/2020	3,000,000	3,076,500
Realty Income Corp., (REIT), 3.25%, 10/15/2022	5,965,000	5,872,383
SBA Communications Corp., 144A, (REIT), 4.0%, 10/1/2022	1,800,000	1,721,250
Select Income REIT, (REIT), 3.6%, 2/1/2020	8,686,000	8,639,748
Simon Property Group LP, (REIT), 4.375%, 3/1/2021	12,735,000	13,114,077

The accompanying notes are an integral part of the consolidated financial statements.

20	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
VEREIT Operating Partnership LP, (REIT), 4.125%, 6/1/2021	565,000	572,688

		36,231,936

Telecommunication Services 0.4%
AT&T, Inc., 2.45%, 6/30/2020	8,310,000	8,184,321
CenturyLink, Inc., Series V, 5.625%, 4/1/2020	850,000	859,562
Oztel Holdings SPC Ltd., 144A, 5.625%, 10/24/2023	2,161,000	2,120,481
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023	503,750	498,083
VEON Holdings BV, 144A, 3.95%, 6/16/2021	1,910,000	1,856,520

		13,518,967

Utilities 0.3%
AES Argentina Generacion SA, 144A, 7.75%, 2/2/2024	1,091,000	1,032,359
Dominion Energy, Inc., Series B, 1.6%, 8/15/2019	1,730,000	1,703,308
Israel Electric Corp., Ltd., 144A, 7.25%, 1/15/2019	1,821,000	1,856,054
Korea East-West Power Co., Ltd., 144A, 2.625%, 6/19/2022	4,740,000	4,543,740
NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/2019	885,000	881,230

		10,016,691
Total Corporate Bonds (Cost $870,147,369)		859,166,013

Mortgage-Backed Securities Pass-Throughs 1.0%
Federal Home Loan Mortgage Corp., 12-month USD-LIBOR + 1.750%, 2.507%*, 6/1/2042	13,593,132	14,040,518
Federal National Mortgage Association:
3.0%, with various maturities from 5/1/2027 until 6/1/2027	13,799,489	13,801,577
12-month USD-LIBOR + 1.710%, 2.535%*, 9/1/2042	7,816,548	7,944,648

Total Mortgage-Backed Securities Pass-Throughs (Cost $36,568,049)		35,786,743

Asset-Backed 9.0%
Automobile Receivables 3.4%
Ally Auto Receivables Trust, “A3”, Series 2016-1, 1.47%, 4/15/2020	3,011,160	3,002,602
AmeriCredit Automobile Receivables Trust:
“B”, Series 2016-3, 1.8%, 10/8/2021	6,610,000	6,513,762
“A3”, Series 2016-1, 1.81%, 10/8/2020	1,526,530	1,524,179
“A3”, Series 2017-2, 1.98%, 12/20/2021	4,880,000	4,833,822
“C”, Series 2014-2, 2.18%, 6/8/2020	1,752,222	1,751,228
“C”, Series 2016-2, 2.87%, 11/8/2021	1,500,000	1,497,673
“C”, Series 2016-1, 2.89%, 1/10/2022	4,000,000	3,996,738
“D”, Series 2017-1, 3.13%, 1/18/2023	6,830,000	6,768,414
“D”, Series 2015-3, 3.34%, 8/8/2021	7,000,000	7,020,256

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	21

	Principal Amount ($)	Value ($)
Avis Budget Rental Car Funding AESOP LLC, “B”, Series 2014-2A, 144A, 3.29%, 2/20/2021	1,500,000	1,493,833
Canadian Pacer Auto Receivables Trust, “A2A”, Series 2018-1A, 144A, 2.7%, 8/19/2020	5,090,000	5,088,624
Capital Auto Receivables Asset Trust, “A4”, Series 2017-1, 144A, 2.22%, 3/21/2022	1,280,000	1,257,319
CarMax Auto Owner Trust, “A3”, Series 2016-1, 1.61%, 11/16/2020	2,693,282	2,678,130
CPS Auto Receivables Trust:
“C”, Series 2016-B, 144A, 4.22%, 3/15/2022	12,000,000	12,131,837
“D”, Series 2016-A, 144A, 5.0%, 12/15/2021	6,000,000	6,112,109
“D”, Series 2014-D, 144A, 5.33%, 11/16/2020	1,300,000	1,328,793
CPS Auto Trust, “C”, Series 2016-D, 144A, 2.9%, 1/17/2023	2,000,000	1,990,577
Ford Credit Auto Owner Trust:
“A3”, Series 2016-A, 1.39%, 7/15/2020	2,885,319	2,872,208
“A”, Series 2014-1, 144A, 2.26%, 11/15/2025	4,000,000	3,981,568
Santander Drive Auto Receivables Trust:
“A3”, Series 2016-A, 144A, 1.6%, 7/15/2019	244,562	244,464
“A3”, Series 2017-2, 1.87%, 12/15/2020	10,000,000	9,980,916
“B”, Series 2016-2, 2.08%, 2/16/2021	1,223,089	1,221,079
“C”, Series 2015-4, 2.97%, 3/15/2021	5,462,370	5,467,031
“A3”, Series 2018-3, 3.03%, 2/15/2022	16,320,000	16,331,760
“B”, Series 2018-2, 3.03%, 9/15/2022	3,180,000	3,173,322
Toyota Auto Receivables Owner Trust, “A3”, Series 2016-A, 1.25%, 3/16/2020	3,444,859	3,428,508

		115,690,752

Credit Card Receivables 0.8%
BA Credit Card Trust, “A2”, Series 2017-A2, 1.84%, 1/17/2023	1,550,000	1,516,081
Master Credit Card Trust II, “C”, Series 2017-1A, 144A, 3.06%, 7/21/2021	4,370,000	4,339,983
Synchrony Credit Card Master Note Trust, “C”, Series 2017-2, 3.01%, 10/15/2025	3,291,836	3,195,798
World Financial Network Credit Card Master Trust:
“A”, Series 2017-B, 1.98%, 6/15/2023	13,660,000	13,527,926
“M”, Series 2016-A, 2.33%, 4/15/2025	6,000,000	5,793,336

		28,373,124

Miscellaneous 4.7%
A Voce CLO Ltd., “A1R”, Series 2014-1A, 144A, 3-month USD-LIBOR + 1.160%, 3.508%*, 7/15/2026	3,040,000	3,040,526
ALM VIII Ltd., “A1R”, Series 2013-8A, 144A, 3-month USD-LIBOR + 1.490%, 3.838%*, 10/15/2028	3,750,000	3,756,424
ALM XIX Ltd., “A1”, Series 2016-19A, 144A, 3-month USD-LIBOR + 1.550%, 3.898%*, 7/15/2028	5,000,000	5,008,145

The accompanying notes are an integral part of the consolidated financial statements.

22	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
Ares XXXIII CLO Ltd., “A1R”, Series 2015-1A, 144A, 3-month USD-LIBOR + 1.350%, 3.668%*, 12/5/2025	5,630,000	5,646,400
Atrium X, “B1R”, Series 10A, 144A, 3-month USD-LIBOR + 1.450%, 3.798%*, 7/16/2025	5,000,000	4,999,810
Babson CLO Ltd., “BR”, Series 2015-IA, 144A, 3-month USD-LIBOR + 1.400%, 3.759%*, 1/20/2031	2,000,000	1,995,384
BlueMountain CLO Ltd., “A1R”, Series 2013-1A, 144A, 3-month USD-LIBOR + 1.400%, 3.759%*, 1/20/2029	7,000,000	7,013,790
BlueMountain Fuji U.S. CLO II Ltd., “A1B”, Series 2017-2A, 144A, 3-month USD-LIBOR + 1.350%, 3.709%*, 10/20/2030	4,000,000	4,005,104
Bristol Park CLO Ltd., “A”, Series 2016-1A, 144A, 3-month USD-LIBOR + 1.420%, 3.768%*, 4/15/2029	6,250,000	6,256,369
Carlyle Global Market Strategies CLO Ltd., “BR2”, Series 2014-1A, 144A, 3-month USD-LIBOR + 1.400%, 3.741%*, 4/17/2031	6,000,000	5,978,538
Dell Equipment Finance Trust:
“A3”, Series 2016-1, 144A, 1.65%, 7/22/2021	2,041,253	2,037,672
“C”, Series 2017-2, 144A, 2.73%, 10/24/2022	2,000,000	1,972,757
“AR”, Series 2013-11A, 144A, 3-month USD-LIBOR + 1.160%, 3.522%*, 7/23/2029	14,300,000	14,302,174
“C”, Series 2018-1,144A, 3.53%, 6/22/2023	2,000,000	1,999,676
Domino’s Pizza Master Issuer LLC, “A2II”, Series 2017-1A, 144A, 3.082%, 7/25/2047	11,910,000	11,543,410
Flatiron CLO Ltd., “B”, Series 2018-1A, 144A, 3-month USD-LIBOR + 1.350%, 3.817%*, 4/17/2031	4,500,000	4,452,903
Galaxy XXII CLO Ltd., “A1”, Series 2016-22A, 144A, 3-month USD-LIBOR + 1.580%, 3.928%*, 7/16/2028	10,000,000	10,000,320
Madison Park Funding XII Ltd., “AR”, Series 2014-12A, 144A, 3-month USD-LIBOR + 1.260%, 3.619%*, 7/20/2026	4,540,000	4,540,917
Milos CLO Ltd., “A”, Series 2017-1A, 144A, 3-month USD-LIBOR + 1.250%, 3.609%*, 10/20/2030	3,500,000	3,506,972
Neuberger Berman Loan Advisers CLO Ltd., “B”, Series 2018-27A, 144A, 3-month USD-LIBOR + 1.400%, 3.417%*, 1/15/2030	5,250,000	5,241,962
NRZ Excess Spread-Collateralized Notes, “B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	2,998,691	2,973,797
Oak Hill Credit Partners X Ltd., “AR”, Series 2014-10A, 144A, 3-month USD-LIBOR + 1.130%, 3.489%*, 7/20/2026	1,150,000	1,150,145
Octagon Investment Partners XVI Ltd.:
“BR”, Series 2013-1A, 144A, 3-month USD-LIBOR + 1.600%, 3.936%, 7/17/2030 (b)(c)	6,000,000	6,000,000
“B1”, Series 2013-1A, 144A, 3-month USD-LIBOR + 1.600%, 3.953%*, 7/17/2025	4,000,000	3,998,400

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	23

	Principal Amount ($)	Value ($)
Octagon Investment Partners XXI Ltd., “A1AR”, Series 2014-1A, 144A, 3-month USD-LIBOR + 1.350%, 3.705%*, 11/14/2026	1,470,000	1,472,370
Taco Bell Funding LLC, “A2I”, Series 2016-1A, 144A, 3.832%, 5/25/2046	2,344,300	2,347,113
TCI-FLATIRON CLO Ltd., “A”, Series 2016-1A, 144A, 3-month USD-LIBOR + 1.550%, 3.903%*, 7/17/2028	10,000,000	10,024,760
Venture XXX CLO Ltd., “A2”, Series 2017-30A, 144A, 3-month USD-LIBOR + 1.350%, 3.698%*, 1/15/2031	10,000,000	10,022,620
Verizon Owner Trust, “A1A”, Series 2017-3A, 144A, 2.06%, 4/20/2022	6,640,000	6,526,256
Voya CLO Ltd.:
“A1R”, Series 2015-1A, 144A, 3-month USD-LIBOR + 0.900%, 3.255%*, 1/18/2029	4,170,000	4,155,509
“A1R”, Series 2014-2A, 144A, 3-month USD-LIBOR + 1.250%, 3.603%*, 4/17/2030	3,000,000	3,002,349
“A2AR”, Series 2014-2A, 144A, 3-month USD-LIBOR + 1.650%, 4.003%*, 4/17/2030	5,000,000	5,001,905

		163,974,477

Student Loans 0.1%
SLM Student Loan Trust, “A4”, Series 2008-5, 3-month USD-LIBOR + 1.700%, 4.06%*, 7/25/2023	2,713,350	2,784,707
Total Asset-Backed (Cost $312,021,503)		310,823,060

Commercial Mortgage-Backed Securities 2.5%
Atrium Hotel Portfolio Trust, “B”, Series 2018-ATRM,144A, 1-month USD-LIBOR + 1.430%, 3.312%*, 6/15/2035	6,000,000	5,996,224
Banc of America Commercial Mortgage Trust, “AM”, Series 2006-3, 5.857%*, 7/10/2044	1,276,828	526,870
BBCMS Mortgage Trust, “A”, Series 2018-TALL, 144A, 1-month USD-LIBOR + 0.722%, 2.795%*, 3/15/2037	6,000,000	5,990,560
BX Trust, “A”, Series 2017-IMC, 144A, 1-month USD-LIBOR + 1.050%, 3.123%*, 10/15/2032	2,300,000	2,301,885
BXP Trust, “B”, Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.100%, 3.173%*, 11/15/2034	6,210,000	6,202,388
Citigroup Commercial Mortgage Trust, “M”, Series 2005-EMG, 144A, 5.5%, 9/20/2051	289,534	267,030
Cold Storage Trust, “A”, Series 2017-ICE3, 144A, 1-month USD-LIBOR + 1.000%, 3.073%*, 4/15/2036	10,000,000	10,037,397
DBCG Mortgage Trust, “A”, Series 2017-BBG, 144A, 1-month USD-LIBOR + 0.700%, 2.773%*, 6/15/2034	6,260,000	6,259,992
DBGS Mortgage Trust, “B”, Series 2018-5BP,144A, 1-month USD-LIBOR - 0.830%, 2.73%*, 6/15/2033	4,500,000	4,499,957

The accompanying notes are an integral part of the consolidated financial statements.

24	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
FHLMC Multifamily Structured Pass-Through Certificates:
“X1”, Series K058, Interest Only, 1.058%*, 8/25/2026	23,756,067	1,500,759
“X1”, Series K722, Interest Only, 1.441%*, 3/25/2023	15,830,785	786,986
GE Capital Commercial Mortgage Corp., “J”, Series 2005-C2, 144A, 5.892%*, 5/10/2043	79,678	78,160
Greenwich Capital Commercial Funding Corp., “AM”, Series 2006-GG7, 5.951%*, 7/10/2038	914,230	914,377
Hospitality Mortgage Trust, “A”, Series 2017-HIT, 144A, 1-month USD-LIBOR + 0.850%, 2.88%*, 5/8/2030	3,545,000	3,545,151
IMT Trust, “BFL”, Series 2017-APTS, 144A, 1-month USD-LIBOR + 0.950%, 3.023%*, 6/15/2034	8,000,000	7,999,987
InTown Hotel Portfolio Trust, “C”, Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.250%, 3.323%*, 1/15/2033	2,200,000	2,197,217
LB Commercial Mortgage Trust, “J”, Series 1998-C4, 144A, 5.6%, 10/15/2035	210,987	210,949
LB-UBS Commercial Mortgage Trust, “E”, Series 2005-C3, 4.983%, 7/15/2040	1,821,000	1,829,369
LSTAR Commercial Mortgage Trust, “A1”, Series 2016-4, 144A, 1.823%, 3/10/2049	4,658,438	4,567,361
Merrill Lynch Mortgage Trust, “G”, Series 2005-MKB2, 144A, 6.527%*, 9/12/2042	5,677,086	5,854,079
Morgan Stanley Capital I Trust, “E”, Series 2005-IQ10, 144A, 5.806%*, 9/15/2042	3,000,000	3,085,712
Morgan Stanley Capital I, Inc., “B”, Series 2017-JWDR, 144A, 1-month USD-LIBOR + 1.200%, 3.273%*, 11/15/2034	6,000,000	5,994,329
UBS Commercial Mortgage Trust:
“XA”, Series 2017-C7, Interest Only, 1.229%*, 12/15/2050	40,936,782	3,017,029
“XA”, Series 2017-C1, Interest Only, 1.766%*, 6/15/2050	38,117,094	3,971,172

Total Commercial Mortgage-Backed Securities (Cost $89,155,483)		87,634,940

Collateralized Mortgage Obligations 1.1%
Fannie Mae Connecticut Avenue Securities:
“1M1”, Series 2016-C04, 1-month USD-LIBOR + 1.450%, 3.541%*, 1/25/2029	2,228,773	2,245,964
“1M1”, Series 2016-C03, 1-month USD-LIBOR + 2.000%, 4.091%*, 10/25/2028	1,022,116	1,036,048
“1M1”, Series 2016-C02, 1-month USD-LIBOR + 2.150%, 4.241%*, 9/25/2028	1,212,382	1,219,441
Federal National Mortgage Association:
“FB”, Series 1996-44, 1-month USD-LIBOR + 0.800%, 2.891%*, 9/25/2023	52,683	52,899
“CB”, Series 2007-5, 4.25%, 2/25/2037	6,691,385	7,003,573
Flagstar Mortgage Trust, “A4”, Series 2018-4, 4.0%, 7/25/2048	4,620,000	4,645,426

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	25

	Principal Amount ($)	Value ($)
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M1”, Series 2017-DNA1, 1-month USD-LIBOR + 1.200%, 3.291%*, 7/25/2029	2,290,615	2,308,524
“M2”, Series 2016-DNA4, 1-month USD-LIBOR + 1.300%, 3.391%*, 3/25/2029	3,970,588	4,013,147
“M2”, Series 2016-DNA3, 1-month USD-LIBOR + 2.000%, 4.091%*, 12/25/2028	2,677,777	2,716,173
“M2”, Series 2016-DNA2, 1-month USD-LIBOR + 2.200%, 4.291%*, 10/25/2028	2,538,119	2,568,529
“M2”, Series 2015-DNA3, 1-month USD-LIBOR + 2.850%, 4.941%*, 4/25/2028	3,102,702	3,216,076
“M2”, Series 2016-DNA1, 1-month USD-LIBOR + 2.900%, 4.991%*, 7/25/2028	4,792,903	4,916,649
Verus Securitization Trust, “A1”, Series 2018-INV1, 144A, 3.626%, 3/25/2058	2,501,051	2,503,547

Total Collateralized Mortgage Obligations (Cost $38,241,043)		38,445,996

Government & Agency Obligations 47.0%
Other Government Related (d) 0.9%
Africa Finance Corp., 144A, 4.375%, 4/29/2020	7,000,000	6,999,090
Corp. Andina de Fomento, 2.0%, 5/10/2019	5,620,000	5,574,555
Eurasian Development Bank, 144A, 5.0%, 9/26/2020	2,163,000	2,184,630
Fondo MIVIVIENDA SA, 144A, 3.375%, 4/2/2019	2,950,000	2,942,625
MMC Norilsk Nickel OJSC, 144A, 5.55%, 10/28/2020	2,500,000	2,572,500
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026	1,770,000	1,908,273
Vnesheconombank, 144A, 6.902%, 7/9/2020	9,913,000	10,284,103

		32,465,776

Sovereign Bonds 0.3%
Export-Import Bank of Korea, 2.5%, 11/1/2020	1,910,000	1,873,230
Hazine Mustesarligi Varlik Kiralama AS, 144A, 4.251%, 6/8/2021	5,000,000	4,809,600
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023	2,000,000	1,923,000

		8,605,830

U.S. Treasury Obligations 45.8%
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield, 1.909%*, 1/31/2020 (e)	329,000,000	328,920,310
3-month U.S. Treasury Bill Money Market Yield + 0.033%, 1.942%*, 4/30/2020 (e)	150,000,000	149,973,214
3-month U.S. Treasury Bill Money Market Yield + 0.048%, 1.957%*, 10/31/2019 (e)	287,000,000	287,178,511

The accompanying notes are an integral part of the consolidated financial statements.

26	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
3-month U.S. Treasury Bill Money Market Yield + 0.060%, 1.969%*, 7/31/2019 (e)	97,000,000	97,090,886
3-month U.S. Treasury Bill Money Market Yield plus 0.140%, 2.049%*, 1/31/2019 (e)	47,000,000	47,049,191
U.S. Treasury Notes:
0.75%, 8/31/2018	50,000,000	49,905,336
0.75%, 9/30/2018	40,000,000	39,878,256
0.75%, 2/15/2019	50,000,000	49,546,875
0.875%, 7/15/2018	50,000,000	49,983,450
0.875%, 4/15/2019	50,000,000	49,443,360
1.0%, 11/30/2018	100,500,000	100,052,461
1.125%, 1/15/2019	50,000,000	49,718,750
1.25%, 12/15/2018	85,000,000	84,667,969
1.375%, 11/30/2018	50,000,000	49,851,563
1.375%, 12/31/2018	100,000,000	99,609,375
1.5%, 8/31/2018	50,000,000	49,966,000

		1,582,835,507
Total Government & Agency Obligations (Cost $1,625,396,249)		1,623,907,113

Loan Participations and Assignments 1.2%
Senior Loans*
1011778 B.C. Unlimited Liability Co., Term Loan B3, 1-month USD LIBOR + 2.250%, 4.344%, 2/16/2024	738,327	736,134
Acadia Healthcare Co., Inc., Term Loan B3, 1-month USD LIBOR + 2.500%, 4.594%, 2/11/2022	478,179	480,228
Advantage Sales & Marketing, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.250%, 5.344%, 7/23/2021	92,003	87,231
Albertson’s LLC, Term Loan B6, 3-month USD LIBOR + 3.000%, 5.319%, 6/22/2023	261,433	259,001
Almonde, Inc., First Lien Term Loan, 3-month USD LIBOR + 3.500%, 5.807%, 6/13/2024	261,184	256,958
Altice Financing SA, First Lien Term Loan, 3-month USD LIBOR + 2.750%, 5.098%, 1/31/2026	200,144	196,742
Altice U.S. Finance I Corp., Term Loan, 1-month USD LIBOR + 2.250%, 4.344%, 7/28/2025	149,246	148,407
AMC Entertainment Holdings, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.323%, 12/15/2023	173,810	173,430
American Airlines, Inc., Term Loan, 1-month USD LIBOR + 2.000%, 4.073%, 12/14/2023	665,150	658,984
American Axle & Manufacturing, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.35%, 4/6/2024	113,654	113,370
American Builders & Contractors Supply Co., Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.094%, 10/31/2023	523,674	520,192

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	27

	Principal Amount ($)	Value ($)
AmWINS Group, Inc.:
Term Loan B, 1-month USD-LIBOR + 2.750%, 4.763%, 1/25/2024	28,571	28,498
Term Loan B, 1-month USD-LIBOR + 2.750%, 4.844%, 1/25/2024	69,929	69,749
Aramark Services, Inc., Term Loan B2, 3-month USD LIBOR + 1.750%, 4.084%, 3/28/2024	250,000	250,274
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, 3-month USD LIBOR + 1.750%, 4.105%, 10/19/2024	195,456	194,479
Astoria Energy LLC, Term Loan B, 1-month USD LIBOR + 4.000%, 6.1%, 12/24/2021	198,279	199,359
Asurion LLC:
Term Loan B4, 1-month USD LIBOR + 2.750%, 4.844%, 8/4/2022	458,560	458,437
Term Loan B6, 1-month USD LIBOR + 2.750%, 4.844%, 11/3/2023	376,551	376,483
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B3, 1-month USD LIBOR + 2.000%, 4.088%, 1/15/2025	922,520	912,396
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3-month USD LIBOR + 1.750%, 4.084%, 6/1/2024	997,500	993,839
Beacon Roofing Supply, Inc.:
Term Loan B, 1-month USD-LIBOR + 2.250%, 4.28%, 1/2/2025	316,579	315,227
Term Loan B, 3-month USD-LIBOR + 1.250%, 6.25%, 1/2/2025	793	790
Belron Finance U.S. LLC, Term Loan B, 3-month USD LIBOR + 2.500%, 4.863%, 11/7/2024	63,364	63,364
Berry Global, Inc., 2018 Term Loan T, 1-month USD LIBOR + 1.750%, 3.921%, 1/6/2021	500,000	499,895
BMC Software Finance, Inc., 2018 USD Term Loan B, 1-month USD LIBOR + 3.250%, 5.344%, 6/26/2025	75,000	74,625
Brand Energy & Infrastructure Services, Inc.:
Term Loan, 3-month USD-LIBOR + 4.250%, 6.584%, 6/21/2024	2,000	2,006
Term Loan, 3-month USD-LIBOR + 4.250%, 6.609%, 6/21/2024	63,717	63,912
Term Loan, 3-month USD-LIBOR + 4.250%, 6.612%, 6/21/2024	330,283	331,295
Brickman Group Ltd. LLC:
1st Lien Term Loan, 1-month USD-LIBOR + 3.000%, 5.085%, 12/18/2020	425,729	426,832
1st Lien Term Loan, 1-month USD-LIBOR + 3.000%, 5.094%, 12/18/2020	331,537	332,395
1st Lien Term Loan, 3-month USD-LIBOR + 2.000%, 7.0%, 12/18/2020	185,467	185,947
Burlington Coat Factory Warehouse Corp., Term Loan B5, 1-month USD LIBOR + 2.500%, 4.6%, 11/17/2024	400,590	402,092

The accompanying notes are an integral part of the consolidated financial statements.

28	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
BWAY Holding Company, Term Loan B, 3-month USD-LIBOR + 3.250%, 5.587%, 4/3/2024	198,496	197,690
Caesars Entertainment Operating Co., Term Loan, 1-month USD LIBOR + 2.000%, 4.094%, 10/6/2024	498,747	495,734
Caesars Resort Collection LLC, First Lien Term Loan B, 1-month USD LIBOR + 2.750%, 4.844%, 12/22/2024	319,644	319,143
Calpine Corp., Term Loan B5, 3-month USD LIBOR + 2.500%, 4.84%, 1/15/2024	485,000	484,745
Camelot UK Holdco Ltd., Term Loan, 1-month USD LIBOR + 3.250%, 5.344%, 10/3/2023	251,726	251,317
CenturyLink, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 4.844%, 1/31/2025	512,718	502,996
CH Hold Corp., First Lien Term Loan, 1-month USD LIBOR + 3.000%, 5.094%, 2/1/2024	44,178	44,219
Change Healthcare Holdings, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 4.844%, 3/1/2024	493,750	492,669
Charter Communications Operating LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.1%, 4/30/2025	895,500	895,290
Chemours Company (The), 2018 USD Term Loan B, 1-month USD LIBOR + 1.750%, 3.85%, 4/3/2025	323,440	319,802
Clark Equipment Co., Term Loan B, 3-month USD LIBOR + 2.000%, 4.334%, 5/18/2024	74,012	73,630
Colorado Buyer, Inc., Term Loan B, 3-month USD LIBOR + 3.000%, 5.36%, 5/1/2024	92,812	92,871
Crown Finance U.S., Inc., Term Loan, 1-month USD LIBOR + 2.500%, 4.594%, 2/28/2025	367,106	364,977
CSC Holdings LLC, First Lien Term Loan, 1-month USD LIBOR + 2.250%, 4.323%, 7/17/2025	594,000	590,968
Dayton Power & Light Co., Term Loan B, 1-month USD LIBOR + 2.000%, 4.1%, 8/24/2022	98,500	98,623
Dell International LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.1%, 9/7/2023	800,420	797,546
Delta 2 (LUX) S.a.r.l., 2018 USD Term Loan, 1-month USD LIBOR + 2.500%, 4.594%, 2/1/2024	439,430	434,418
Diamond (BC) BV, Term Loan, 2-month USD LIBOR + 3.000%, 5.097%, 9/6/2024	258,005	254,135
DTZ U.S. Borrower LLC:
2015 1st Lien Term Loan, 3-month USD-LIBOR + 3.250%, 5.557%, 11/4/2021	646,638	646,709
2015 1st Lien Term Loan, 3-month USD-LIBOR + 3.250%, 5.584%, 11/4/2021	34,165	34,170
2015 1st Lien Term Loan, 3-month USD-LIBOR + 3.250%, 5.609%, 11/4/2021	289,196	289,228
Eldorado Resorts LLC:
Term Loan B, 2-month USD-LIBOR + 2.250%, 4.375%, 4/17/2024	9,483	9,471

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	29

	Principal Amount ($)	Value ($)
Term Loan B, 3-month USD-LIBOR + 2.250%, 4.375%, 4/17/2024	38,599	38,551
Term Loan B, 2-month USD-LIBOR + 2.250%, 4.375%, 4/17/2024	34,397	34,354
Endo Luxembourg Finance Company I S.a r.l., 2017 Term Loan B, 1-month USD LIBOR + 4.250%, 6.375%, 4/29/2024	144,786	144,786
Energizer Holdings, Inc., Term Loan B, USD LIBOR + 2.250%, 6/30/2025	47,310	47,369
Energy Transfer Equity LP, Term Loan B, 1-month USD LIBOR + 2.000%, 4.091%, 2/2/2024	427,103	424,107
EWT Holdings III Corp., Term Loan, 1-month USD LIBOR + 3.000%, 5.094%, 12/20/2024	39,641	39,716
ExGen Renewables IV LLC, Term Loan B, 3-month USD LIBOR + 3.000%, 5.31%, 11/28/2024	29,799	29,948
Filtration Group Corp., First Lien Term Loan, 3-month USD LIBOR + 3.000%, 5.336%, 3/29/2025	78,581	78,689
First Data Corp., Term Loan, 1-month USD LIBOR + 2.000%, 4.091%, 4/26/2024	806,465	802,792
First Eagle Holdings, Inc., First Lien Term Loan B, 3-month USD LIBOR + 3.000%, 5.334%, 12/1/2022	190,385	191,724
Flex Acquisition Company, Inc., 1st Lien Term Loan, 3-month USD LIBOR + 3.000%, 5.337%, 12/29/2023	104,735	104,440
Flexential Intermediate Corporation, 2017 1st Lien Term Loan, 3-month USD LIBOR + 3.500%, 5.834%, 8/1/2024	225,568	223,631
Forterra Finance LLC, Term Loan B, 1-month USD LIBOR + 3.000%, 5.094%, 10/25/2023	95,341	89,292
Frontier Communications Corp., Term Loan B1, 1-month USD LIBOR + 3.750%, 5.85%, 6/15/2024	198,000	196,082
Garda World Security Corporation:
Term Loan, 3-month USD-LIBOR + 3.500%, 5.8%, 5/24/2024	422,879	423,803
Term Loan, Prime Rate + 2.500%, 7.5%, 5/24/2024	1,071	1,073
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, USD LIBOR + 3.750%, 6/2/2025	194,595	193,622
GFL Environmental, Inc.:
Term Loan, 1.375%, 5/30/2025	20,442	20,340
Term Loan B, 3-month USD-LIBOR + 2.750%, 5.084%, 5/30/2025	164,558	163,735
Golden Nugget, Inc.:
Term Loan, 1-month USD-LIBOR + 2.750%, 4.796%, 10/4/2023	211,801	211,920
Term Loan, 1-month USD-LIBOR + 2.750%, 4.844%, 10/4/2023	275,828	275,983
Grifols Worldwide Operations U.S.A., Inc., Term Loan, 1-week USD LIBOR + 2.250%, 4.238%, 1/31/2025	592,500	593,365

The accompanying notes are an integral part of the consolidated financial statements.

30	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
Gulf Finance LLC, Term Loan B, 3-month USD LIBOR + 5.250%, 7.59%, 8/25/2023	83,400	72,349
HB Fuller Co., Term Loan B, 1-month USD LIBOR + 2.000%, 4.084%, 10/20/2024	401,655	399,083
HCA, Inc., Term Loan B10, 1-month USD LIBOR + 2.000%, 4.094%, 3/13/2025	299,360	300,651
Horizon Pharma, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.250%, 5.375%, 3/29/2024	154,743	154,679
Hub International Ltd., Term Loan B, 2-month USD LIBOR + 3.000%, 5.36%, 4/25/2025	171,429	170,591
Hudson’s Bay Co., Term Loan B, 2-month USD LIBOR + 3.250%, 5.419%, 9/30/2022	230,415	215,783
Ineos U.S. Finance LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.094%, 3/31/2024	408,972	407,310
Inmar Holdings, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.500%, 5.594%, 5/1/2024	197,252	197,930
ION Media Networks, Inc., Term Loan B3, 1-month USD LIBOR + 2.750%, 4.85%, 12/18/2020	459,788	459,645
IQVIA, Inc., Term Loan B2, 3-month USD LIBOR + 2.000%, 4.334%, 1/17/2025	128,116	127,995
JBS USA, LLC:
Term Loan B, 3-month USD-LIBOR + 2.500%, 4.834%, 10/30/2022	85,536	85,002
Term Loan B, 3-month USD LIBOR + 2.500%, 4.835%, 10/30/2022	482,180	479,167
Jeld-Wen, Inc., First Lien Term Loan, 3-month USD LIBOR + 2.000%, 4.334%, 12/14/2024	93,506	93,360
Kronos, Inc., Term Loan B, 3-month USD LIBOR + 3.000%, 5.358%, 11/1/2023	493,772	493,463
Level 3 Financing, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.334%, 2/22/2024	900,000	898,385
LPL Holdings, Inc.:
2017 1st Lien Term Loan B, 1-month USD-LIBOR + 2.250%, 4.338%, 9/23/2024	133,832	133,289
2017 1st Lien Term Loan B, 3-month USD-LIBOR + 2.250%, 4.641%, 9/23/2024	133,832	133,289
MA FinanceCo., LLC, Term Loan B3, 1-month USD LIBOR + 2.750%, 4.844%, 6/21/2024	32,164	32,094
MacDermid, Inc., Term Loan B6, 1-month USD LIBOR + 3.000%, 5.094%, 6/7/2023	337,624	338,504
MacDonald, Dettwiler and Associates Ltd., Term Loan B, 1-month USD LIBOR + 2.750%, 4.854%, 10/4/2024	248,750	248,128
Mallinckrodt International Finance SA, Term Loan B, 3-month USD LIBOR + 2.750%, 5.086%, 9/24/2024	138,922	136,425
MCC Iowa LLC, Term Loan N, 1-week USD LIBOR + 1.750%, 3.74%, 2/15/2024	85,038	84,967

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	31

	Principal Amount ($)	Value ($)
Medallion Midland Acquisition LLC, First Lien Term Loan, 1-month USD LIBOR + 3.250%, 5.344%, 10/30/2024	29,928	29,703
MEG Energy Corp., Term Loan B, 3-month USD LIBOR + 3.500%, 5.834%, 12/31/2023	94,500	94,713
Mission Broadcasting, Inc., Term Loan B2, 1-month USD LIBOR + 2.500%, 4.483%, 1/17/2024	41,761	41,802
MPH Acquisition Holdings LLC, Term Loan B, 3-month USD LIBOR + 2.750%, 5.084%, 6/7/2023	191,162	190,371
Multi Color Corp., Term Loan B, 1-month USD LIBOR + 2.250%, 4.344%, 10/31/2024	35,771	35,801
NEP/NCP Holdco, Inc., Term Loan, 1-month USD LIBOR + 3.250%, 5.344%, 7/21/2022	478,950	477,951
Nexstar Broadcasting, Inc., Term Loan B2, 1-month USD LIBOR + 2.500%, 4.483%, 1/17/2024	321,461	321,779
NRG Energy, Inc., Term Loan B, 3-month USD LIBOR + 1.750%, 4.084%, 6/30/2023	800,218	796,369
Numericable Group SA, Term Loan B11, 1-month USD LIBOR + 2.750%, 4.844%, 7/31/2025	495,000	485,897
Parexel International Corp., Term Loan B, 1-month USD LIBOR + 2.750%, 4.844%, 9/27/2024	206,235	205,376
Penn National Gaming, Inc., Term Loan B, 1-month USD LIBOR + 2.500%, 4.594%, 1/19/2024	37,050	37,212
Quikrete Holdings, Inc., First Lien Term Loan, 1-month USD LIBOR + 2.750%, 4.844%, 11/15/2023	311,896	310,985
Rexnord LLC, Term Loan B, 1-month USD LIBOR + 2.250%, 4.341%, 8/21/2024	215,451	215,573
Reynolds Group Holdings, Inc., Term Loan, 1-month USD LIBOR + 2.750%, 4.844%, 2/5/2023	530,570	530,127
SBA Senior Finance II LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.1%, 4/11/2025	486,250	483,687
Scientific Games International, Inc:
Term Loan B5, 1-month USD LIBOR + 2.750%, 4.844%, 8/14/2024	20,122	20,015
Term Loan B5, 2-month USD LIBOR + 2.750%, 4.921%, 8/14/2024	84,878	84,427
Seattle Spinco, Inc., USD Term Loan B3, 1-month USD LIBOR + 2.750%, 4.844%, 6/21/2024	217,211	216,736
Serta Simmons Bedding, LLC:
1st Lien Term Loan, 1-month USD-LIBOR + 3.500%, 5.53%, 11/8/2023	16,557	14,142
1st Lien Term Loan, 3-month USD-LIBOR + 3.500%, 5.808%, 11/8/2023	59,330	50,678
SIG Combibloc U.S. Acquisition, Inc., Term Loan, 1-month USD LIBOR + 2.750%, 4.844%, 3/13/2022	158,436	158,700
Sprint Communications, Inc., First Lien Term Loan B, 1-month USD LIBOR + 2.500%, 4.625%, 2/2/2024	997,094	993,978

The accompanying notes are an integral part of the consolidated financial statements.

32	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
SRS Distribution Inc., 2018 1st Lien Term Loan, 3-month USD LIBOR + 3.250%, 5.58%, 5/23/2025	80,000	78,934
SS&C Technologies Holdings Europe Sarl, Term Loan B4, 1-month USD LIBOR + 2.500%, 4.594%, 4/16/2025	90,442	90,574
SS&C Technologies Inc., 2018 Term Loan B3, 1-month USD LIBOR + 2.500%, 4.594%, 4/16/2025	239,068	239,415
Staples, Inc., Term Loan B, 3-month USD LIBOR + 4.000%, 6.358%, 9/12/2024	203,975	201,585
Telesat Canada, Term Loan B4, 3-month USD LIBOR + 2.500%, 4.84%, 11/17/2023	240,511	239,158
Tempo Acquisition LLC, Term Loan, 1-month USD LIBOR + 3.000%, 5.094%, 5/1/2024	297,744	296,938
Tenneco, Inc., 1st Lien Term Loan B, USD LIBOR + 2.750%, 6/14/2025	127,993	126,954
The Geo Group, Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.1%, 3/22/2024	197,500	196,904
TKC Holdings, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.750%, 5.85%, 2/1/2023	138,867	138,780
TransDigm, Inc., Term Loan E, 1-month USD LIBOR + 2.500%, 4.594%, 5/30/2025	968,893	962,764
Travelport Finance (Luxembourg) S.a.r.l., 2018 Term Loan B, 3-month USD LIBOR + 2.500%, 4.83%, 3/17/2025	126,189	125,898
Tronox Blocked Borrower LLC, Term Loan B, 1-month USD LIBOR + 3.000%, 5.094%, 9/22/2024	131,506	131,687
Tronox Finance LLC, Term Loan B, 1-month USD LIBOR + 3.000%, 5.094%, 9/22/2024	303,476	303,894
U.S. Foods, Inc., Term Loan B, 1-month USD LIBOR + 2.050%, 4.594%, 6/27/2023	490,000	490,027
Ultra Resources, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.000%, 5.085%, 4/12/2024	62,143	57,405
Unimin Corp., Term Loan, 3-month USD LIBOR + 3.750%, 6.05%, 6/1/2025	227,094	227,414
Univision Communications, Inc., Term Loan C5, 1-month USD LIBOR + 2.750%, 4.844%, 3/15/2024	491,955	476,173
UPC Financing Partnership, Term Loan AR, 1-month USD LIBOR + 2.500%, 4.573%, 1/15/2026	220,000	217,815
Valeant Pharmaceuticals International, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 4.983%, 6/1/2025	210,829	210,390
Vantiv, LLC, 2018 1st Lien Term Loan B4, 1-month USD LIBOR + 1.750%, 3.787%, 8/9/2024	406,503	405,487
Virgin Media Bristol LLC, Term Loan, 1-month USD LIBOR + 2.500%, 4.573%, 1/15/2026	281,538	279,867
Vistra Energy Corp:
First Lien Term Loan B3, 1-month USD LIBOR + 2.000%, 4.073%, 12/31/2025	55,000	54,721
First Lien Term Loan B3, 1-month USD LIBOR + 2.000%, 4.094, 12/31/2025	150,000	149,240

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	33

	Principal Amount ($)	Value ($)
Weight Watchers International, Inc.:
Term Loan B, 1-month USD-LIBOR + 4.750%, 6.76%, 11/29/2024	29,288	29,681
Term Loan B, 3-month USD-LIBOR + 4.750%, 7.06%, 11/29/2024	145,565	147,521
WMG Acquisition Corp., 2018 Term Loan F, 1-month USD LIBOR + 2.125%, 4.219%, 11/1/2023	160,000	159,060
Wrangler Buyer Corp., Term Loan B, 1-month USD LIBOR + 2.750%, 4.844%, 9/27/2024	111,016	110,933
Zayo Group LLC, Term Loan, 1-month USD LIBOR + 2.250%, 4.344%, 1/19/2024	808,475	809,146
Ziggo Secured Finance Partnership, Term Loan E, 1-month USD LIBOR + 2.500%, 4.573%, 4/15/2025	500,000	495,288

Total Loan Participations and Assignments (Cost $40,901,689)		40,744,008

Short-Term U.S. Treasury Obligations 2.9%
U.S. Treasury Bills:
1.18%**, 8/16/2018 (f)	30,647,000	30,577,087
1.723%**, 8/16/2018 (f)	267,000	266,392
1.76%**, 8/16/2018 (f)	1,313,00	1,310,005
2.0%**, 11/23/2018 (e)	70,000,000	69,436,252

Total Short-Term U.S. Treasury Obligations (Cost $101,608,527)		101,589,736

	Contracts/ Notional Amount	Value ($)
Call Options Purchased 0.4%
Options on Exchange-Traded Futures Contracts
Crude Oil Futures, Expiration Date 8/16/2018, Strike Price $60.0 (Cost $1,641,760)	1,000 60,000,000	12,530,000

Put Options Purchased 0.0%
Options on Exchange-Traded Futures Contracts
Crude Oil Futures, Expiration Date 8/16/2018, Strike Price $57.0	1,000 57,000,000	50,000
Crude Oil Futures, Expiration Date 8/16/2018, Strike Price $40.0	1,000 40,000,000	10,000

Total Put Options Purchased (Cost $3,264,330)		60,000

The accompanying notes are an integral part of the consolidated financial statements.

34	|	DWS Enhanced Commodity Strategy Fund

	Shares	Value ($)
Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.80% (g) (h) (Cost $6,590,588)	6,590,588	6,590,588

Cash Equivalents 11.0%
DWS Central Cash Management Government Fund, 1.85% (g)	298,281,399	298,281,399
DWS Variable NAV Money Fund “Capital Shares”, 2.20%(g)	80,595,576	80,603,636

Total Cash Equivalents (Cost $378,883,509)		378,885,035

	% of Net Assets	Value ($)
Total Consolidated Investment Portfolio (Cost $3,504,420,099)	101.1	3,496,163,232
Other Assets and Liabilities, Net	(1.1)	(37,120,587)

Net Assets	100.0	3,459,042,645

A summary of the Fund’s transactions with affiliated investments during the year ended June 30, 2018 are as follows:

Value ($) at 6/30/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 6/30/2018	Value ($) at 6/30/2018
Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.80% (g) (h)
8,483,467	—	1,892,879	—	—	70,731	—	6,590,588	6,590,588
Cash Equivalents 11.0%
DWS Central Cash Management Government Fund, 1.85% (g)
90,690,444	2,856,458,043	2,648,867,088	—	—	2,377,274	—	298,281,399	298,281,399
DWS Variable NAV Money Fund “Capital Shares”, 2.20% (g)
15,231,423	65,370,670	—	—	1,543	472,337	—	80,595,576	80,603,636
114,405,334	2,921,828,713	2,650,759,967	—	1,543	2,920,342	—	385,467,563	385,475,623

*

Variable or floating rate security. These securities are shown at their current rate as of June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	35

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2018 amounted to $6,369,829, which is 0.2% of net assets.

(b)	When-issued security.

(c)	Investment was valued using significant unobservable inputs.

(d)	Government-backed debt issued by financial companies or government sponsored enterprises.

(e)	At June 30, 2018, this security has been pledged, in whole or in part, as collateral for open commodity-linked rate swap contracts.

(f)	At June 30, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(h)

Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended June 30, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

CLO: Collateralized Loan Obligation

GTY: Guaranty Agreement

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

OJSC: Open Joint Stock Company

Prime Rate: Interest rate charged by banks to their most credit worthy customers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

S&P GSCI: Standard & Poor’s Goldman Sachs Commodity Index

ULS: Ultra-Low Sulfur

WTI: West Texas Intermediate

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the consolidated financial statements.

36	|	DWS Enhanced Commodity Strategy Fund

At June 30, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
Aluminum Futures	USD	7/9/2018	1,100	58,494,700	59,345,000	850,300
Copper Futures	USD	7/16/2018	750	136,730,163	124,481,069	(12,249,094)
Copper Futures	USD	9/17/2018	112	19,925,136	18,558,400	(1,366,736)
Soybean Meal Futures	USD	12/14/2018	334	11,633,086	11,018,660	(614,426)
Soybean Meal Futures	USD	1/14/2019	1,000	33,553,190	32,800,000	(753,190)
Total net unrealized depreciation						(14,133,146)

At June 30, 2018, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
2 Year U.S. Treasury Note	USD	9/28/2018	500	106,170,890	105,914,063	256,827
Aluminum Futures	USD	7/9/2018	1,100	61,232,215	59,345,000	1,887,215
Copper Futures	USD	7/16/2018	150	26,811,987	24,892,500	1,919,487
Copper Futures	USD	9/17/2018	112	20,453,617	18,558,400	1,895,217
Gold 100 Oz Futures	USD	8/29/2018	485	63,044,837	60,843,250	2,201,587
Zinc Futures	USD	8/15/2018	500	35,538,925	35,781,250	(242,325)
Total net unrealized appreciation						7,918,008

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	37

At June 30, 2018, open written option contracts were as follows:

Options on Exchange-Traded Futures Contracts

	Contracts	Expiration Date	Strike Price ($)	Notional Amount ($)	Premiums Received ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Call Options
Crude Oil Futures	1,000	8/16/2018	50.0	50,000,000	5,370,240	(22,410,000)	(17,039,760)
Put Options
Crude Oil Futures	1,000	8/16/2018	55.0	55,000,000	776,430	(30,000)	746,430
Crude Oil Futures	1,000	8/16/2018	50.0	50,000,000	5,834,240	(10,000)	5,824,240
Total Put Options					6,610,670	(40,000)	6,570,670
Total					11,980,910	(22,450,000)	(10,469,090)

Each commodity linked swap is a commitment to receive the total return of the specified commodity linked index in exchange for a fixed financing rate. At June 30, 2018, open commodity-linked swap contracts were as follows:

Bilateral Swaps
Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($) (i)
Long Positions
Barclays-Commodity Strategy 1500 Index/BXCS1500	7/16/2018	Barclays Bank PLC	102,480,000	(0.48%)	At Expiration	(1,229,774)
Barclays-Commodity Strategy 1673 Index/BXCS1673	7/16/2018	Barclays Bank PLC	172,800,000	(0.28%)	At Expiration	1,485,295
Bloomberg Aluminum Subindex 3 Month Forward/BCOMAL	7/16/2018	UBS AG	34,000,000	(0.02%)	At Expiration	(401,935)
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/16/2018	Merrill Lynch International Ltd.	282,640,000	(0.12%)	At Expiration	(6,786,472)
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/16/2018	Canadian Imperial Bank of Commerce	97,090,000	(0.18%)	At Expiration	(2,333,943)
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/16/2018	BNP Paribas	242,290,000	(0.14%)	At Expiration	(5,819,885)
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/16/2018	Barclays Bank PLC	153,730,000	(0.14%)	At Expiration	(3,692,645)
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/16/2018	Goldman Sachs & Co.	192,040,000	(0.13%)	At Expiration	(4,611,969)

The accompanying notes are an integral part of the consolidated financial statements.

38	|	DWS Enhanced Commodity Strategy Fund

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($) (i)
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/16/2018	JPMorgan Chase Securities, Inc.	288,700,000	(0.13%)	At Expiration	(6,933,323)
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/16/2018	Credit Suisse	103,840,000	(0.16%)	At Expiration	(2,495,238)
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/16/2018	Merrill Lynch International Ltd.	80,000,000	(0.12%)	At Expiration	877,663
Bloomberg Commodity Index 6 Month Forward/BCOMF6	7/16/2018	Merrill Lynch International Ltd.	80,750,000	(0.19%)	At Expiration	(2,154,112)
Bloomberg Commodity Index 6 Month Forward/BCOMF6	7/16/2018	BNP Paribas	103,840,000	(0.16%)	At Expiration	(2,768,617)
Bloomberg Commodity Index 6 Month Forward/BCOMF6	7/16/2018	Morgan Stanley	55,380,000	(0.20%)	At Expiration	(1,477,592)
Bloomberg Commodity Index 6 Month Forward/BCOMF6	7/16/2018	Morgan Stanley	83,070,000	(0.15%)	At Expiration	(1,995,756)
Bloomberg Commodity Index 6 Month Forward/BCOMF6	7/16/2018	Macquarie Bank Ltd.	225,740,000	(0.17%)	At Expiration	(6,019,808)
Bloomberg Commodity Index 6 Month Forward/BCOMF6	7/16/2018	Macquarie Bank Ltd.	100,000,000	(0.17%)	At Expiration	802,300
BofA Merrill Lynch Commodity Excess Return Strategy Index/MLCX1CLE	7/16/2018	Merrill Lynch International Ltd.	75,570,000	(0.07%)	At Expiration	7,056,212
BofA Merrill Lynch Commodity Excess Return Strategy Index/MLCXAKLE	7/16/2018	Merrill Lynch International Ltd.	96,770,000	(0.35%)	At Expiration	(602,989)
BofA Merrill Lynch Commodity Excess Return Strategy Index/MLCXAPRE	7/16/2018	Merrill Lynch International Ltd.	40,380,000	(0.14%)	At Expiration	(820,365)
CIBC Commodity Backwardation 1 Year Broad Diversified Excess Return Index/CIBZB1BD	7/16/2018	Canadian Imperial Bank of Commerce	110,590,000	(0.32%)	At Expiration	857,954
CIBC Milling Wheat Index/CIBZCA	7/16/2018	Canadian Imperial Bank of Commerce	13,130,000	(0.23%)	At Expiration	(125,966)

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	39

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($) (i)
Citi Custom CiVICS 7 Excess Return/CIVCSER7	7/16/2018	Citigroup, Inc.	506,550,000	(0.217%)	At Expiration	3,017,413
Goldman Sachs Commodity Strategy 1039/ABGS1039	7/16/2018	Goldman Sachs & Co.	165,890,000	(0.35%)	At Expiration	(2,247,821)
JPMorgan Alpha Select Backwardation Excess Return/JBACDJSA	7/16/2018	JPMorgan Chase Securities, Inc.	165,890,000	(0.65%)	At Expiration	(2,111,377)
JPMorgan Alterative Benchmark Enhanced Beta Select Excess Return Index/JMEBDJSE	7/16/2018	JPMorgan Chase Securities, Inc.	72,180,000	(0.38%)	At Expiration	(1,576,413)
Macquarie Vol Product 3GC1/ VMAC3GC1	7/16/2018	Macquarie Bank Ltd.	138,256,335	(0.20%)	At Expiration	(1,882,719)
Modified Strategy D177 on the Bloomberg Commodity Index/ENHG177P	7/16/2018	Goldman Sachs & Co.	82,300,000	(0.43%)	At Expiration	(1,679,609)
RBC Enhanced Commodity Basket 01 Excess Return Index/RBCAEC01	7/16/2018	Royal Bank of Canada	130,170,000	(0.20%)	At Expiration	(2,933,826)
RBC Enhanced Commodity Basket 01 Excess Return Index/RBCAEC01	7/16/2018	Royal Bank of Canada	65,090,000	(0.11%)	At Expiration	(1,560,601)
RBC Enhanced Commodity D03 Index/RBCADC03	7/16/2018	Royal Bank of Canada	65,090,000	(0.15%)	At Expiration	(1,472,287)
RBC Enhanced Commodity D1E0 Index/RBCAD1E0	7/16/2018	Royal Bank of Canada	138,240,000	(0.20%)	At Expiration	(451,217)
S&P GSCI Palladium Index Excess Return/SPGCPAP	7/16/2018	Morgan Stanley	62,600,000	(0.18%)	At Expiration	(3,469,203)

The accompanying notes are an integral part of the consolidated financial statements.

40	|	DWS Enhanced Commodity Strategy Fund

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($) (i)
Societe Generale M Po 3 U Index/SGCOL45E	7/16/2018	Societe Generale	75,720,000	(0.16%)	At Expiration	(1,817,838)

Commodity Description	Expiration Date	Notional Amount ($)	Index Weight (%)	Value ($)
Bean Oil	Dec-18	1,838,568	2.43	(72,551)
Corn	Dec-18	4,902,075	6.47	(172,254)
West Texas Intermediate Crude	Nov-18	5,702,492	7.53	397,732
Oil	Jan-19	6,201,123	8.19	237,131
Brent Crude Oil	Dec-18	1,264,591	1.67	(123,785)
Cotton	Dec-18	8,710,665	11.50	(365,301)
Gold	Dec18	5,288,174	6.98	(456,507)
Copper	Nov-18	2,847,718	3.76	67,630
Heating Oil	Dec-18	1,798,798	2.38	(44,907)
Coffee	Dec-18	1,223,619	1.62	(110,739)
Kansas Wheat	Nov-18	3,378,080	4.46	(183,881)
Aluminium	Dec-18	2,789,791	3.68	209,062
Live Cattle	Dec-18	1,347,150	1.78	(190,516)
Lean Hogs	Nov-18	2,469,096	3.26	(64,655)
Nickel	Nov-18	2,139,847	2.83	(227,755)
Zinc	Nov-18	6,383,151	8.43	(102,446)
Natural Gas	Nov-18	4,257,614	5.62	(316,504)
Soybean	Mar-19	2,172,920	2.87	42,622
Sugar	Dec-18	2,709,993	3.58	(180,797)
Silver	Dec-18	2,401,142	3.17	(131,708)
Soybean Meal	Dec-18	2,982,420	3.94	(130,418)
Wheat	Nov-18	2,910,973	3.85	102,709
Total Societe Generale M Po 3 U Index				(1,817,838)

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($) (i)
Societe Generale M Po 4 U Index/ SGCOM15E	7/16/2018	Societe Generale	227,150,000	(0.18%)	At Expiration	(5,742,451)

Commodity Description	Expiration Date	Notional Amount ($)	Index Weight (%)	Value ($)
Bean Oil	Jan-19	5,515,880	2.43	(202,444)
Corn	Dec-18	14,681,067	6.46	(569,038)
West Texas Intermediate Crude	Jan-19	17,053,195	7.51	807,761
Oil	Jan-19	18,458,308	8.13	751,073
Brent Crude Oil	Dec-18	3,787,282	1.67	(383,544)
Cotton	Dec-18	26,087,294	11.48	(1,187,828)
Gold	Dec-18	15,837,382	6.97	(1,421,490)
Copper	Jan-19	8,533,403	3.76	197,326
Heating Oil	Dec-18	5,387,163	2.37	(154,202)

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	41

Commodity Description	Expiration Date	Notional Amount ($)	Index Weight (%)	Value ($)
Coffee	Dec-18	3,664,578	1.61	(344,160)
Kansas Wheat	Jan-19	10,116,008	4.45	(573,449)
Aluminium	Dec-18	8,639,620	3.80	307,832
Live Cattle	Dec-18	3,739,684	1.65	(288,697)
Lean Hogs	Jan-19	7,397,799	3.26	(206,073)
Nickel	Jan-19	6,405,740	2.82	(718,825)
Zinc	Jan-19	19,361,798	8.53	559,506
Natural Gas	Jan-19	12,773,139	5.62	(894,065)
Soybean	Mar-19	6,778,333	2.99	(167,998)
Sugar	Dec-18	8,116,071	3.57	(569,893)
Silver	Jan-19	7,184,920	3.16	(452,771)
Soybean Meal	Dec-18	8,931,954	3.93	(422,639)
Wheat	Jan-19	8,699,382	3.83	191,167
Total Societe Generale M Po 4 U Index				(5,742,451)

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($) (i)
UBS Custom Commodity Index/BSIB163	7/16/2018	UBS AG	264,630,000	(0.205%)	At Expiration	7,788,418

Index Description	Ticker	Notional Amount ($)	Index Weight (%)	Value ($)
Bloomberg Commodity Index 3 Month Forward Blend	BCOMF3	314,980,000	59.5	(7,562,212)
Bloomberg Corn Subindex	BCOMCN	(20,600,000)	3.9	732,112
Bloomberg Gold Subindex	BCOMGC	(12,210,000)	2.3	501,999
Bloomberg Aluminum Subindex	BCOMAL	(65,380,000)	12.4	3,600,231
Bloomberg ULS Diesel Subindex	BCOMHO	(2,740,000)	0.5	(63,784)
Bloomberg WTI Crude Oil Subindex	BCOMCL	113,350,000	21.4	10,580,072
Total UBS Custom Commodity Index Index				7,788,418

The accompanying notes are an integral part of the consolidated financial statements.

42	|	DWS Enhanced Commodity Strategy Fund

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($) (i)
Short Positions
Bloomberg Aluminum Subindex 3 Month Forward/BCOMAL	7/16/2018	UBS AG	130,000,000	(0.00%)	At Expiration	4,275,963
Bloomberg Soybean Meal Subindex 1 Month Forward/BCOMSM1	12/17/2018	JPMorgan Chase Securities, Inc.	11,605,556	(0.17%)	At Expiration	512,035
JPMorgan SM January Roll Index/JMC1SMF0	12/21/2018	JPMorgan Chase Securities, Inc.	33,570,107	(0.00%)	At Expiration	770,011
Total net unrealized depreciation						(49,772,487)

(i)	There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

Currency Abbreviation
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, commodity-linked swap contracts and written and purchased options contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Consolidated Financial Statements.

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	43

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds	$—	$859,166,013	$—	$859,166,013
Mortgage-Backed Securities Pass-Throughs	—	35,786,743	—	35,786,743
Asset-Backed	—	304,823,060	6,000,000	310,823,060
Commercial Mortgage-Backed Securities	—	87,634,940	—	87,634,940
Collateralized Mortgage Obligations	—	38,445,996	—	38,445,996
Government & Agency Obligations	—	1,623,907,113	—	1,623,907,113
Loan Participations and Assignments	—	40,744,008	—	40,744,008
Short-Term U.S. Treasury Obligations	—	101,589,736	—	101,589,736
Short-Term Investments (j)	385,475,623	—	—	385,475,623
Derivatives (k)
Purchased Options	12,590,000	—	—	12,590,000
Futures Contracts	9,010,633	—	—	9,010,633
Commodity-Linked Swap Contracts	—	27,443,264	—	27,443,264
Total	$407,076,256	$3,119,540,873	$6,000,000	$3,532,617,129

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (k)
Futures Contracts	$(15,225,771)	$—	$—	$(15,225,771)
Written Options	(22,450,000)	—	—	(22,450,000)
Commodity-Linked Swap Contracts	—	(77,215,751)	—	(77,215,751)
Total	$(37,675,771)	$(77,215,751)	$—	$(114,891,522)

There have been no transfers between fair value measurement levels during the year ended June 30, 2018.

(j)	See Consolidated Investment Portfolio for additional detailed categorizations.

(k)	Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, commodity-linked swap contracts, and written options, at value.

The accompanying notes are an integral part of the consolidated financial statements.

44	|	DWS Enhanced Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

as of June 30, 2018

Assets
Investments in non-affiliated securities, at value (cost $3,118,946,002) — including $6,369,829 of securities loaned	$3,110,687,609
Investment in DWS Government & Agency Securities Portfolio (cost $6,590,588)*	6,590,588
Investment in affiliated Underlying Funds, at value (cost $378,883,509)	378,885,035
Cash	1,545,865
Receivable for investments sold	35,385,530
Receivable for Fund shares sold	9,376,052
Interest receivable	15,606,568
Unrealized appreciation on bilateral swap contracts	27,443,264
Other assets	818,806
Total assets	3,586,339,317

Liabilities
Payable upon return of securities loaned	6,590,588
Payable for investments purchased	1,631,133
Payable for investments purchased — when-issued securities	6,470,250
Payable for Fund shares redeemed	1,921,341
Payable for variation margin on futures contracts	7,636,332
Options written, at value (premium received $11,980,910)	22,450,000
Unrealized depreciation on bilateral swap contracts	77,215,751
Accrued management fee	1,919,510
Accrued Trustees’ fees	17,044
Other accrued expenses and payables	1,444,723
Total liabilities	127,296,672
Net assets, at value	$3,459,042,645

*	Represents collateral on securities loaned

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	45

Consolidated Statement of Assets and Liabilities as of June 30, 2018 (continued)

Net Assets Consist of

Undistributed net investment income	$310,072,878
Net unrealized appreciation (depreciation) on:
Non-affiliated investments	(8,258,393)
Affiliated investments	1,526
Swap contracts	(49,772,487)
Futures	(6,215,138)
Written options	(10,469,090)
Accumulated net realized gain (loss)	(32,800,555)
Paid-in capital	3,256,483,904
Net assets, at value	$3,459,042,645

Net Asset Value
Class A
Net Asset Value and redemption price per share ($121,183,145 ÷ 10,349,466 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.71
Maximum offering price per share (100 ÷ 94.25 of $11.71)	$12.42
Class T
Net Asset Value, offering and redemption price per share ($10,798 ÷ 921 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.72
Maximum offering price per share (100 ÷ 97.50 of $11.72)	$12.02
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($26,895,774 ÷ 2,562,362 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.50
Class R6
Net Asset Value, offering and redemption price per share ($22,289,505 ÷ 1,875,180 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.89
Class S
Net Asset Value, offering and redemption price per share ($520,075,733 ÷ 43,850,778 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.86
Institutional Class
Net Asset Value, offering and redemption price per share ($2,768,587,690 ÷ 232,735,804 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.90

The accompanying notes are an integral part of the consolidated financial statements.

46	|	DWS Enhanced Commodity Strategy Fund

Consolidated Statement of Operations

for the year ended June 30, 2018

Investment Income
Income:
Interest	$57,863,875
Income distributions from affiliated Underlying Funds	2,849,611
Securities lending income, net of borrower rebates	70,731
Total income	60,784,217
Expenses:
Management fee	25,129,316
Administration fee	2,922,415
Services to shareholders	3,645,452
Distribution and service fees	538,829
Custodian fee	238,034
Professional fees	179,742
Reports to shareholders	574,824
Registration fees	242,267
Trustees’ fees and expenses	160,833
Other	199,477
Total expenses before expense reductions	33,831,189
Expense reductions	(3,653,737)
Total expenses after expense reductions	30,177,452
Net investment income	30,606,765

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(14,061,701)
Swap contracts	263,922,726
Futures	31,528,240
Written options	4,076,419
Foreign currency	28
285,465,712
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	1,543
Non-affiliated investments	(1,128,214)
Swap contracts	(80,800,986)
Unfunded loan commitments	(31)
Futures	(6,976,288)
Written options	(10,791,463)
(99,695,439)
Net gain (loss)	185,770,273
Net increase (decrease) in net assets resulting from operations	$216,377,038

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	47

Consolidated Statements of Changes in Net Assets

	Years Ended June 30,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$30,606,765	$14,950,541
Net realized gain (loss)	285,465,712	(235,171,158)
Change in net unrealized appreciation (depreciation)	(99,695,439)	14,726,111
Net increase (decrease) in net assets resulting from operations	216,377,038	(205,494,506)
Distributions to shareholders from:
Net investment income:
Class A	(254,661)	(8,859,234)
Class T	(23)	(1)*
Class C	—	(1,796,428)
Class R6	(112,173)	(492,516)
Class S	(1,922,447)	(20,983,671)
Institutional Class	(13,838,254)	(139,104,887)
Total distributions	(16,127,558)	(171,236,737)
Fund share transactions:
Proceeds from shares sold	1,488,494,599	1,266,960,204
Reinvestment of distributions	15,511,525	166,272,377
Payments for shares redeemed	(990,265,997)	(899,109,964)
Redemption fees	—	14,509
Net increase (decrease) in net assets from Fund share transactions	513,740,127	534,137,126
Increase (decrease) in net assets	713,989,607	157,405,883
Net assets at beginning of period	2,745,053,038	2,587,647,155
Net assets at end of period (including undistributed net investment income of $310,072,878 and $6,083,496, respectively)	$3,459,042,645	$2,745,053,038

*	For the period from June 5, 2017 (commencement of operations of Class T) to June 30, 2017.

The accompanying notes are an integral part of the consolidated financial statements.

48	|	DWS Enhanced Commodity Strategy Fund

Consolidated Financial Highlights

	Years Ended June 30,
Class A	2018		2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$10.88		$12.60	$13.42	$15.86	$14.95	[d]
Income (loss) from investment operations:
Net investment income (loss)[a]	.08		.03	.02	.02	.04
Net realized and unrealized gain (loss)	.78		(.97)	(.83)	(2.01)	.89
Total from investment operations	.86		(.94)	(.81)	(1.99)	.93
Less distributions from:
Net investment income	(.03)		(.78)	(.01)	(.45)	(.02)
Redemption fees	—		.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$11.71		$10.88	$12.60	$13.42	$15.86
Total Return (%)[b]	7.87	[c]	(7.70)[c]	(6.00)[c]	(12.65)[c]	6.20

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	121		110	129	130	171
Ratio of expenses before expense reductions (%)	1.43		1.47	1.44	1.52	1.50
Ratio of expenses after expense reductions (%)	1.35		1.33	1.36	1.49	1.50
Ratio of net investment income (loss) (%)	.73		.28	.19	.13	.27
Portfolio turnover rate (%)	79		52	92	95	93

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.

*	Amount is less than $.005.

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	49

Class T	Year Ended June 30, 2018	Period Ended 6/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$10.88	$10.88
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.00	***
Net realized and unrealized gain (loss)	.77	(.00	)***
Total from investment operations	.86	.00	***
Less distributions from:
Net investment income	(.02)	(.00	)***
Net asset value, end of period	$11.72	$10.88
Total Return (%)[c,d]	7.95	.01	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	10
Ratio of expenses before expense reductions (%)	1.36	1.57	*
Ratio of expenses after expense reductions (%)	1.29	1.35	*
Ratio of net investment income (loss) (%)	.80	.47	*
Portfolio turnover rate (%)	79	52	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to June 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended June 30, 2017.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the consolidated financial statements.

50	|	DWS Enhanced Commodity Strategy Fund

	Years Ended June 30,
Class C	2018		2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$9.80		$11.39	$12.21	$14.48	$13.75	[d]
Income (loss) from investment operations:
Net investment income (loss)[a]	(.00	)*	(.05)	(.06)	(.08)	(.07)
Net realized and unrealized gain (loss)	.70		(.88)	(.76)	(1.83)	.80
Total from investment operations	.70		(.93)	(.82)	(1.91)	.73
Less distributions from:
Net investment income	—		(.66)	—	(.36)	—
Redemption fees	—		.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$10.50		$9.80	$11.39	$12.21	$14.48
Total Return (%)[b,c]	7.14		(8.42)	(6.72)	(13.30)	5.31

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27		27	29	32	47
Ratio of expenses before expense reductions (%)	2.17		2.21	2.22	2.29	2.28
Ratio of expenses after expense reductions (%)	2.09		2.08	2.11	2.24	2.26
Ratio of net investment income (loss) (%)	(.02)		(.47)	(.56)	(.61)	(.51)
Portfolio turnover rate (%)	79		52	92	95	93

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.

*	Amount is less than $.005.

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	51

	Years Ended June 30,		Period Ended
Class R6	2018	2017	6/30/16[a]

Selected Per Share Data
Net asset value, beginning of period	$11.04	$12.79	$12.50
Income (loss) from investment operations:
Net investment income[b]	.13	.08	.01
Net realized and unrealized gain (loss)	.79	(.99)	.30
Total from investment operations	.92	(.91)	.31
Less distributions from:
Net investment income	(.07)	(.84)	(.02)
Redemption fees	—	.00 ***	.00	***
Net asset value, end of period	$11.89	$11.04	$12.79
Total Return (%)[c]	8.36	(7.37)	2.46	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	13	5
Ratio of expenses before expense reductions (%)	1.07	1.09	1.27	*
Ratio of expenses after expense reductions (%)	.95	.96	.95	*
Ratio of net investment income (%)	1.14	.67	.68	*
Portfolio turnover rate (%)	79	52	92	[d]

[a]	For the period from June 1, 2016 (commencement of operations) to June 30, 2016.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended June 30, 2016.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the consolidated financial statements.

52	|	DWS Enhanced Commodity Strategy Fund

	Years Ended June 30,
Class S	2018		2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$11.02		$12.76	$13.58	$16.05	$15.10	[c]
Income (loss) from investment operations:
Net investment income (loss)[a]	.11		.06	.05	.04	.07
Net realized and unrealized gain (loss)	.78		(.99)	(.84)	(2.03)	.91
Total from investment operations	.89		(.93)	(.79)	(1.99)	.98
Less distributions from:
Net investment income	(.05)		(.81)	(.03)	(.48)	(.03)
Redemption fees	—		.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$11.86		$11.02	$12.76	$13.58	$16.05
Total Return (%)	8.08	[b]	(7.50)[b]	(5.77)[b]	(12.51)[b]	6.46

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	520		349	298	283	240
Ratio of expenses before expense reductions (%)	1.19		1.24	1.25	1.30	1.30
Ratio of expenses after expense reductions (%)	1.12		1.13	1.17	1.28	1.30
Ratio of net investment income (loss) (%)	.97		.48	.39	.32	.47
Portfolio turnover rate (%)	79		52	92	95	93

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.

*	Amount is less than $.005.

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	53

	Years Ended June 30,
Institutional Class	2018		2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$11.05		$12.80	$13.63	$16.10	$15.15	[c]
Income (loss) from investment operations:
Net investment income (loss)[a]	.13		.07	.06	.06	.09
Net realized and unrealized gain (loss)	.79		(.99)	(.84)	(2.03)	.89
Total from investment operations	.92		(.92)	(.78)	(1.97)	.98
Less distributions from:
Net investment income	(.07)		(.83)	(.05)	(.50)	(.03)
Redemption fees	—		.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$11.90		$11.05	$12.80	$13.63	$16.10
Total Return (%)	8.31	[b]	(7.40)[b]	(5.70)[b]	(12.36)	6.48

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,769		2,246	2,127	358	281
Ratio of expenses before expense reductions (%)	1.13		1.18	1.16	1.17	1.16
Ratio of expenses after expense reductions (%)	.99		.99	1.01	1.17	1.16
Ratio of net investment income (loss) (%)	1.09		.62	.53	.44	.60
Portfolio turnover rate (%)	79		52	92	95	93

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.

*	Amount is less than $.005.

The accompanying notes are an integral part of the consolidated financial statements.

54	|	DWS Enhanced Commodity Strategy Fund

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Enhanced Commodity Strategy Fund (formerly Deutsche Enhanced Commodity Strategy Fund) (the “Fund”) is a diversified series of Deutsche DWS Securities Trust (formerly Deutsche Securities Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed

DWS Enhanced Commodity Strategy Fund	|	55

consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund and the Subsidiary are each a commodity pool and are subject to the requirements of the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder. DWS Investment Management Americas, Inc. (the “Advisor”) acts as a commodity pool operator with respect to the operation of the Fund and the Subsidiary as commodity pools under and pursuant to the CEA. The Advisor, the Fund and the Subsidiary are subject to dual regulation by the CFTC and the Securities and Exchange Commission. Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as futures and options contracts and commodity-linked swaps. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of June 30, 2018, the Fund’s investment in the Subsidiary was $749,490,606, representing 21% of the Fund’s total assets.

The Fund’s Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data,

56	|	DWS Enhanced Commodity Strategy Fund

as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces

DWS Enhanced Commodity Strategy Fund	|	57

that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Consolidated Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended June 30, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.14% annualized effective rate as of June 30, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2018, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

58	|	DWS Enhanced Commodity Strategy Fund

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating rate loans (“Loans”) in which the Fund invests, are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

DWS Enhanced Commodity Strategy Fund	|	59

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute “qualifying income” to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary’s income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2018, the Fund had net tax basis capital loss carryforwards of approximately $32,479,000, including $8,095,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2019, the expiration date, whichever occurs first; and approximately $24,384,000 of post-enactment losses, including short-term losses ($14,067,000) and long-term losses ($10,317,000), which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

60	|	DWS Enhanced Commodity Strategy Fund

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts and investment in the Subsidiary. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$310,072,878
Capital loss carryforward	$(32,479,000)
Unrealized appreciation (depreciation) on investments	$(16,004,963)

At June 30, 2018, the aggregate cost of investments for federal income tax purposes was $3,499,578,195. The net unrealized depreciation for all investments based on tax cost was $16,004,963. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $1,935,203 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $17,940,166.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2018	2017
Distributions from ordinary income*	$16,127,558	$171,236,737

*	For tax purposes, short-term capital gain distributions, and income and net realized gains from certain commodity-linked derivative instruments are considered ordinary income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

DWS Enhanced Commodity Strategy Fund	|	61

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon

62	|	DWS Enhanced Commodity Strategy Fund

the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended June 30, 2018, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

There were no open interest rate swap contracts as of the year ended June 30, 2018. For the year ended June 30, 2018, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $570,000,000.

Commodity-Linked Swaps. Commodity-linked swap agreements involve a commitment to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the year ended June 30, 2018, the Fund entered into commodity-linked swap agreements to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

A summary of the open commodity-linked swap contracts as of June 30, 2018 is included in a table following the Fund’s Consolidated Investment Portfolio. For the year ended June 30, 2018, the investment in long commodity-linked swap contracts had a total notional amount generally indicative of a range from approximately $2,969,279,000 to $4,928,156,000, and the investment in short commodity-linked swap contracts had a total notional amount generally indicative of a range from approximately $10,849,000 to $319,992,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if

DWS Enhanced Commodity Strategy Fund	|	63

exercised. For the year ended June 30, 2018, the Fund entered into options on commodity futures contracts and commodity indices to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of open purchased option contracts as of June 30, 2018 is included in the Fund’s Consolidated Investment Portfolio. A summary of open written option contracts is included in the table following the Fund’s Consolidated Investment Portfolio. For the year ended June 30, 2018, the investment in purchased options contracts had a total value generally indicative of a range from approximately $7,061,000 to $15,820,000, and the investment in written options contracts had a total value generally indicative of a range from approximately $9,904,000 to $29,160,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended June 30, 2018, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities, and entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk

64	|	DWS Enhanced Commodity Strategy Fund

is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2018 is included in the table following the Fund’s Consolidated Investment Portfolio. For the year ended June 30, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $51,532,000 to $441,979,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $305,334,000.

The following tables summarize the value of the Fund’s derivative instruments held as of June 30, 2018 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$—	$256,827	$256,827
Commodity Contracts (a) (b)	12,590,000	27,443,264	8,753,806	48,787,070
	$12,590,000	$27,443,264	$9,010,633	$49,043,897

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a)

Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b)	Investments in securities at value (includes purchased options) and unrealized appreciation on bilateral swap contracts

Liability Derivatives	Written Options	Swap Contracts	Futures Contracts	Total
Commodity Contracts (c) (d)	$(22,450,000)	$(77,215,751)	$(15,225,771)	$(114,891,522)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(c)

Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(d)	Written options, at value and unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended

DWS Enhanced Commodity Strategy Fund	|	65

June 30, 2018 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (e)	$—	$—	$4,358,430	$(73,240)	$4,285,190
Commodity Contracts (e)	(11,373,984)	4,076,419	259,564,296	31,601,480	283,868,211
	$(11,373,984)	$4,076,419	$263,922,726	$31,528,240	$288,153,401

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(e)	Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (f)	$—	$—	$399,657	$256,827	$656,484
Commodity Contracts (f)	18,729,630	(10,791,463)	(81,200,643)	(7,233,115)	(80,495,591)
	$18,729,630	$(10,791,463)	$(80,800,986)	$(6,976,288)	$(79,839,107)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

66	|	DWS Enhanced Commodity Strategy Fund

As of June 30, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$1,485,295	$(1,485,295)	$—	$—	$—
Canadian Imperial Bank of Commerce	857,954	(857,954)	—	—	—
Citigroup, Inc.	3,017,413	—	—	—	3,017,413
JPMorgan Chase Securities, Inc.	1,282,046	(1,282,046)	—	—	—
Macquarie Bank Ltd.	802,300	(802,300)	—	—	—
Merrill Lynch International Ltd.	7,933,875	(7,933,875)	—	—	—
UBS AG	12,064,381	(401,935)	—	—	11,662,446
	$27,443,264	$(12,763,405)	$—	$—	$14,679,859

DWS Enhanced Commodity Strategy Fund	|	67

.Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (g)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$4,922,419	$(1,485,295)	$(3,437,124)	$—	$—
BNP Paribas	8,588,502	—	(8,588,502)	—	—
Canadian Imperial Bank of Commerce	2,459,909	(857,954)	(1,601,955)	—	—
Credit Suisse	2,495,238	—	(2,495,238)	—	—
Goldman Sachs & Co.	8,539,399	—	(8,539,399)	—	—
JPMorgan Chase Securities, Inc.	10,621,113	(1,282,046)	(9,339,067)	—	—
Macquarie Bank Ltd.	7,902,527	(802,300)	(7,100,227)	—	—
Merrill Lynch International Ltd.	10,363,938	(7,933,875)	(2,430,063)	—	—
Morgan Stanley	6,942,551	—	(6,942,551)	—	—
Royal Bank of Canada	6,417,931	—	(6,417,931)	—	—
Societe Generale	7,560,289	—	(7,560,289)	—	—
UBS AG	401,935	(401,935)	—	—	—
	$77,215,751	$(12,763,405)	$(64,452,346)	$—	$—

(g)	The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended June 30, 2018, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$668,446,793	$436,823,656
U.S. Treasury Obligations	$1,324,882,065	$1,606,107,551

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group Gmbh & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

68	|	DWS Enhanced Commodity Strategy Fund

Prior to October 1, 2017, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.950%
Next $500 million of such net assets	.900%
Next $500 million of such net assets	.850%
Next $1 billion of such assets	.825%
Over $2.5 billion of such net assets	.800%

Effective October 1, 2017, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.950%
Next $500 million of such net assets	.900%
Next $500 million of such net assets	.850%
Next $1 billion of such assets	.825%
Next $1 billion of such assets	.800%
Over $3.5 billion of such net assets	.775%

Accordingly, for the year ended June 30, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.86% of the Fund’s average daily net assets.

For the period from July 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.35%
Class T	1.35%
Class C	2.10%
Class R6	.95%
Class S	1.15%
Institutional Class	.99%

DWS Enhanced Commodity Strategy Fund	|	69

For the year ended June 30, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$92,016
Class T	9
Class C	19,140
Class R6	21,353
Class S	309,321
Institutional Class	3,211,898
$3,653,737

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2018, the Administration Fee was $2,922,415, of which $273,589 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2018
Class A	$12,039	$2,507
Class T	19	2
Class C	2,141	400
Class R6	8,367	1,257
Class S	23,927	6,422
Institutional Class	55,021	8,462
	$101,514	$19,050

70	|	DWS Enhanced Commodity Strategy Fund

In addition, for the year ended June 30, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, were as follows:

Total Aggregated
Class A	$172,864
Class C	35,817
Class S	704,080
Institutional Class	2,397,788
$3,310,549

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of C shares. For the year ended June 30, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2018
Class C	$198,694	$16,659

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended June 30, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at June 30, 2018	Annual Rate
Class A	$273,895	$49,390	.24%
Class T	22	7	.18%
Class C	66,218	11,477	.25%
	$340,135	$60,874

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended June 30, 2018 aggregated $20,927.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or

DWS Enhanced Commodity Strategy Fund	|	71

reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended June 30, 2018, the CDSC for the Fund’s Class C shares was $8,294. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended June 30, 2018, DDI received $189 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended June 30, 2018, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under “Reports to shareholders” aggregated $26,590, of which $11,552 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2018.

72	|	DWS Enhanced Commodity Strategy Fund

F. Investing in Commodities-Related Investments

The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, commodity-linked structured notes and options and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than many other types of securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

G. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended June 30, 2018		Year Ended June 30, 2017
	Shares	Dollars	Shares		Dollars

Shares sold
Class A	4,238,541	$49,534,059	6,074,876		$70,600,830
Class T	1,668	19,500	919	*	10,000	*
Class C	905,669	9,538,560	941,000		9,945,991
Class R6	959,591	11,395,356	861,410		10,193,117
Class S	24,187,913	285,748,500	21,406,880		249,500,404
Institutional Class	96,032,116	1,132,258,624	79,144,379		926,709,862
		$1,488,494,599			$1,266,960,204

DWS Enhanced Commodity Strategy Fund	|	73

	Year Ended June 30, 2018		Year Ended June 30, 2017
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	15,175	$175,050	626,688	$7,224,361
Class T	2	23	.1 *	1 *
Class C	—	—	141,288	1,472,902
Class R6	8,535	99,728	42,256	492,516
Class S	132,498	1,545,648	1,580,128	18,425,123
Institutional Class	1,170,435	13,691,076	11,862,161	138,657,474
		$15,511,525		$166,272,377

Shares redeemed
Class A	(3,982,689)	$(45,881,391)	(6,844,363)	$(78,563,692)
Class T	(1,668)	(20,100)	—	—
Class C	(1,056,276)	(10,996,996)	(914,475)	(9,487,103)
Class R6	(301,262)	(3,573,213)	(52,909)	(611,623)
Class S	(12,173,552)	(142,779,813)	(14,642,650)	(171,565,214)
Institutional Class	(67,755,012)	(787,014,484)	(53,923,390)	(638,882,332)
		$(990,265,997)		$(899,109,964)

Redemption fees		$—		$14,509

Net increase (decrease)
Class A	271,027	$3,827,718	(142,799)	$(737,622)
Class T	2	(577)	919 *	10,001 *
Class C	(150,607)	(1,458,436)	167,813	1,931,823
Class R6	666,864	7,921,871	850,757	10,074,011
Class S	12,146,859	144,514,335	8,344,358	96,367,853
Institutional Class	29,447,539	358,935,216	37,083,150	426,491,060
		$513,740,127		$534,137,126

*	For the period from June 5, 2017 (commencement of operations of Class T) to June 30, 2017.

74	|	DWS Enhanced Commodity Strategy Fund

H. Name Changes

In connection with adoption of the DWS brand, effective July 2, 2018, Deutsche Investment Management Americas Inc., the Advisor, was renamed to DWS Investment Management Americas, Inc. In addition, the “Deutsche Funds” became known as the “DWS Funds.” As a result, Deutsche Enhanced Commodity Strategy Fund was renamed DWS Enhanced Commodity Strategy Fund.

DWS Enhanced Commodity Strategy Fund	|	75

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche DWS Securities Trust and Shareholders of DWS Enhanced Commodity Strategy Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, of DWS Enhanced Commodity Strategy Fund (one of the funds constituting Deutsche DWS Securities Trust, referred to hereafter as the “Fund”) as of June 30, 2018, the related consolidated statement of operations for the year ended June 30, 2018, the consolidated statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

76	|	DWS Enhanced Commodity Strategy Fund

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 24, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

DWS Enhanced Commodity Strategy Fund	|	77

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2018 to June 30, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

78	|	DWS Enhanced Commodity Strategy Fund

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2018 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 1/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/18	$997.30	$998.10	$993.40	$999.30	$998.30	$999.10
Expenses Paid per $1,000*	$6.69	$6.19	$10.33	$4.71	$5.50	$4.91

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 1/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/18	$1,018.10	$1,018.60	$1,014.43	$1,020.08	$1,019.29	$1,019.89
Expenses Paid per $1,000*	$6.76	$6.26	$10.44	$4.76	$5.56	$4.96

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Enhanced Commodity Strategy Fund	1.35%	1.25%	2.09%	.95%	1.11%	.99%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

A total of 65% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Enhanced Commodity Strategy Fund	|	79

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Enhanced Commodity Strategy Fund’s (now known as DWS Enhanced Commodity Strategy Fund) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (now known as DWS Investment Management Americas, Inc.) (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term

80	|	DWS Enhanced Commodity Strategy Fund

relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the

DWS Enhanced Commodity Strategy Fund	|	81

three- and five-year periods and has underperformed its benchmark in one-year period ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund. The Board noted that, in connection with the 2011, 2016, and 2017 contract renewal process, DIMA agreed to implement a new management fee breakpoint.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits

82	|	DWS Enhanced Commodity Strategy Fund

attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

DWS Enhanced Commodity Strategy Fund	|	83

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

84	|	DWS Enhanced Commodity Strategy Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	86	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	86	Portland General Electric[2] (utility company) (2003– present)

DWS Enhanced Commodity Strategy Fund	|	85

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	86	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	86	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	86	—

86	|	DWS Enhanced Commodity Strategy Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	86	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	86	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	86	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	86	—

DWS Enhanced Commodity Strategy Fund	|	87

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	86	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

88	|	DWS Enhanced Commodity Strategy Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Enhanced Commodity Strategy Fund	|	89

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

90	|	DWS Enhanced Commodity Strategy Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”) is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKSTX	SKCRX	SKSRX	SKIRX
CUSIP Number	25159L 877	25159L 380	25159L 851	25159L 844	25159L 836
Fund Number	485	1785	785	2085	817

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SKRRX
CUSIP Number	25159L 448
Fund Number	1685

DWS Enhanced Commodity Strategy Fund	|	91

Notes

Notes

Notes

Notes

DECSF-2

(R-028287-7 8/18)

\
ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS enhanced commodity strategy Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$99,347	$0	$0	$0
2017	$104,265	$3,000	$0	$0

The “Audit Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in

Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.

•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Commodity Strategy Fund, a series of Deutsche DWS Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/29/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/29/2018